As filed with the Securities and Exchange Commission on April 25, 2017

Registration Nos. 333-49000
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 18	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 75	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2017 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

CENTURY II ALLIANCE VARIABLE UNIVERSAL LIFE PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Global Bond Fund – Class 2 Shares
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares)
Federated Insurance Series
Federated Managed Tail Risk Fund II – P
Federated High Income Bond Fund II – P
Federated Government Money Fund II – S
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
VIP Freedom 2035 Portfolio – Service Class 2
VIP Freedom 2040 Portfolio – Service Class 2
VIP Freedom 2045 Portfolio – Service Class 2
VIP Freedom 2050 Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
The Contract also offers you the flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the Contract Value; and
•	Option C: a death benefit that fluctuates with the amount of premiums paid and partial surrenders withdrawn.
We guarantee that the Death Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premiums (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2017.

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	10
ANNUAL PORTFOLIO OPERATING EXPENSES	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	17
KANSAS CITY LIFE INSURANCE COMPANY	17
FIXED ACCOUNT	18
THE VARIABLE ACCOUNT AND THE FUNDS	18
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	18
THE FUNDS	18
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	24
VOTING RIGHTS	24
CHARGES AND DEDUCTIONS	25
PREMIUM EXPENSE CHARGE	25
MONTHLY DEDUCTION	25
DAILY MORTALITY AND EXPENSE RISK CHARGE	27
TRANSFER PROCESSING FEE	27
SURRENDER CHARGE	27
PARTIAL SURRENDER FEE	28
NET LOAN INTEREST CHARGE	28
FUND EXPENSES	28
THE CONTRACT	28
PURCHASING A CONTRACT	28
WHO SHOULD PURCHASE A CONTRACT	28
APPLYING FOR A CONTRACT	29
OWNERSHIP	29
CHANGE OF OWNERSHIP	29
DETERMINATION OF CONTRACT DATE	29
REPLACEMENT OF EXISTING INSURANCE	30
FREE LOOK RIGHT TO CANCEL CONTRACT	30
ALLOCATIONS AND TRANSFERS	31
PREMIUM ALLOCATIONS AND CREDITING	31
TRANSFER PRIVILEGE	31
DOLLAR COST AVERAGING PLAN	33
PORTFOLIO REBALANCING PLAN	34
CHANGES IN THE CONTRACT OR BENEFITS	34
SUPPLEMENTAL AND/OR RIDER BENEFITS	34
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	44
PREMIUMS	45
PREMIUMS	45
PREMIUMS TO PREVENT LAPSE	46
HOW YOUR CONTRACT VALUES VARY	46
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	47
DETERMINING THE CONTRACT VALUE	47
CASH SURRENDER VALUE	48
COMPANY HOLIDAYS	48
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	48
AMOUNT OF DEATH PROCEEDS	48
COVERAGE OPTIONS	48

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	49
CHANGES IN COVERAGE OPTION	49
CHANGES IN SPECIFIED AMOUNT	49
SELECTING AND CHANGING THE BENEFICIARY	50
CASH BENEFITS	50
CONTRACT LOANS	50
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	51
PARTIAL SURRENDERS	52
MATURITY BENEFIT	52
PAYMENT OPTIONS	52
PAYMENT OF PROCEEDS	53
UNCLAIMED PROPERTY LAWS	54
REINSTATEMENT	54
TAX CONSIDERATIONS	54
INTRODUCTION	54
TAX STATUS OF THE CONTRACT	55
TAX TREATMENT OF CONTRACT BENEFITS	55
OUR INCOME TAXES	58
POSSIBLE TAX LAW CHANGES	58
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	58
SALE OF THE CONTRACTS	58
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	59
LITIGATION	60
BUSINESS DISRUPTION AND CYBER SECURITY RISKS	60
CHANGE OF ADDRESS NOTIFICATION	60
FINANCIAL STATEMENTS	61
DEFINITIONS	62
APPENDIX A	65
APPENDIX B	66
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	67

SUMMARY OF THE CONTRACT
The Contract is an individual Flexible Premium Variable Life Insurance Contract.  As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.
The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.
This summary describes the Contract's important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail.  The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.
The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.
We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.
NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds' prospectuses carefully before investing.
CONTRACT BENEFITS
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract's maturity date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.
•	Death benefits are available as lump sum or under a variety of payment options.
•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See "APPLYING FOR A CONTRACT")
•	There are three Coverage Options available:
•	Option A–at least equal to the Specified Amount.
•	Option B–at least equal to the Specified Amount plus Contract Value.
•	Option C–at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. Option C is only available at issue.
•	A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract death benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
•	There is flexibility to change the Coverage Option and Specified Amount. However, Coverage Option C is only available at issue. (See "CHANGES IN COVERAGE OPTION" for rules and limits) Changing the Coverage Option or Specified Amount may have tax consequences.
•	We deduct any Loan Balance from the amount payable.
Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th

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Contract Year. Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")
•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•	Partial Surrender. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS")
•	Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any Transfer Processing Fee from the remaining Contract Value.
Tax Benefits.  We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Therefore, the death benefit generally should be excludable from the gross income of its recipient, but may be subject to state and federal estate taxes.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Government Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.
Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")  However, we guarantee to keep the Contract in force during the first five years of the Contract as long as you meet a Premium requirement.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
Supplemental Benefits. The following supplemental and/or rider benefits are available and may be added to your Contract.  We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.
•	Guaranteed Minimum Death Benefit Rider.
•	Lifetime Guaranteed Minimum Death Benefit.
•	Disability Continuance of Insurance.
•	Disability Premium Benefit Rider.
•	Accidental Death Benefit.
•	Option to Increase Specified Amount.
•	Spouse's Term Insurance.
•	Children's Term Insurance.
•	Other Insured Term Insurance.
•	Additional Life Insurance Rider.
•	Monthly Benefit Rider.
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider.
•	Accelerated Death Benefit/Living Benefits Rider.
•	Accelerated Death Benefit/Terminal Illness Rider.
•	Maturity Extension Rider.
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would
2

vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).
Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.
Such illustrations show Contract Values based on both current charges and guaranteed charges.
CONTRACT RISKS
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
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You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•	Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).
•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
PORTFOLIO RISKS
A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus.  Please refer to the Portfolios' prospectuses for more information.
There is no assurance that any Portfolio will achieve its stated investment objective.
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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge	Upon receipt of each Premium Payment	6.35% of each Premium Payment	6.35% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 15 Contract Years[3]	$6.02 - $45.34 per $1,000 of the Specified Amount	$6.02 - $45.34 per $1,000 of the Specified Amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 15 Contract Years[3]	$21.91 per $1,000 of the Specified Amount	$21.91 per $1,000 of the Specified Amount
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured's Age and sex.  The minimum charge shown in the table is the charge applicable to the youngest Owner (female) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The maximum charge is the charge applicable to the oldest Owner (male) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative, and data relating to the calculation of the surrender charge is in Appendix A and Appendix B.
3 If you increase the Contract's Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured's Age and sex at the time of the increase.
5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of net amount at risk[5]	$0.06 - $38.50 per $1,000 of net amount at risk[5]
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.14 per $1,000 of net amount at risk[5]	$0.14 per $1,000 of net amount at risk[5]
Monthly Expense Charge[6]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$7.50	$7.50
Per Thousand Charge	On the Contract Date and on each Monthly Anniversary Day	$0.05 per $1,000 of Specified Amount	No Charge
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.50% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	2%	2%

4 Cost of insurance charges vary based on the Insured's Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary is the difference between the death benefit and the Contract Value.
6 The Monthly Expense Charge is the sum of the Maintenance Charge and the Per Thousand Charge.
7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
6

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Rider	NA	No Charge	No Charge
Lifetime Guaranteed Minimum Death Benefit	On rider's effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[5]	$0.01 - $0.32 per $1,000 of net amount at risk[5]
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of net amount at risk[5]	$0.01 per $1,000 of net amount at risk[5]
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount

8 Charges for most of the riders vary based on the Insured's issue or actual Age, sex and risk class, and may vary based on the Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.
7

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.05- $0.18 per $1,000 of rider coverage amount	$0.05- $0.18 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Spouse's Term Insurance
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider's effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.06 - $71.02 per $1,000 of rider coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Additional Life Insurance Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of net amount at risk[5]	$0.04 - $31.56 per $1,000 of net amount at risk[5]
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.14 per $1,000 of net amount at risk[5]	$0.10 per $1,000 of net amount at risk[5]
Monthly Benefit Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$1.57 per $100 of coverage amount for a 20 year payout	$1.51 per $100 of coverage amount for a 20 year payout
8

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 35 year-old male Preferred Non-Tobacco and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	No Charge
Accelerated Death Benefit/Terminal Illness Rider
On payment of the accelerated death benefit
$200 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

$0 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

Maturity Extension Rider	NA	No Charge	No Charge

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."
9

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2016.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
RANGE OF PORTFOLIO OPERATING EXPENSES 9
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.72%[10]

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2016.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
10 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an "acquired fund.")  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2016.
ANNUAL PORTFOLIO OPERATING EXPENSES11
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2016.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.68%	NA	0.21%[12]	NA	0.89%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.20%[12]	0.02%	0.83%	0.01%[13]	0.82%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.30%[12]	NA	1.05%	NA	NA

12 "Other Expenses" have been restated to reflect current fees.
13 Invesco has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
10

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.01%[14]	0.99%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.35%	NA	0.02%	NA	1.37%	0.21%[14]	1.16%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.00%	0.01%	1.01%	0.14%[14]	0.87%
VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.16%[14]	0.85%
VP Value Fund – Class I	0.97%	NA	0.01%	NA	0.98%	0.15%[14]	0.83%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.02%	NA	0.73%	NA	NA

14 On August 1, 2016, the advisor agreed to waive percentage points indicated of the funds' management fees, and prospectuses were supplemented.  At that time, the advisor expected these waivers to continue until July 31, 2017. In January 2017, the advisor agreed to extend the waivers until April 30, 2018 and cannot terminate them prior to such date without the approval of the Board of Directors.  The May 1, 2017 prospectuses will reference the new date.
11

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
Capital Income Builder® – Class 2 Shares	0.50%	0.25%[15]	0.05%[15]	NA	0.80%	NA	NA
Global Bond Fund – Class 2 Shares	0.53%	0.25%	0.04%	NA	0.82%	NA	NA
Global Growth Fund – Class 2 Shares	0.53%	0.25%	0.03%	NA	0.81%	NA	NA
Growth-Income Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
New World Fund® – Class 2 Shares	0.72%	0.25%	0.06%	NA	1.03%	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.27%	0.95%	0.05%[16]	0.90%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.38%	1.17%	0.16%[16]	1.01%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.33%	1.12%	0.16%[16]	0.96%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.29%	1.08%	0.16%[16]	0.92%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.39%	0.51%	1.30%	0.16%[16]	1.14%

15 Based on estimated amounts for the current fiscal year.
16 The investment adviser is currently waiving a portion of its management fees equal to .05% of the fund's net assets.  In addition, the investment adviser is currently reimbursing a portion of other expenses.  This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund's board.  The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.  The waiver may only be modified or terminated with the approval of the fund's board.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.82%	0.01%[17]	1.58%	NA	NA

17 "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Portfolio's investment in various money market funds.
12

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.10%	NA	1.17%	0.19%[18]	0.98%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	1.03%	0.25%	0.21%	NA	1.49%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.87%	0.25%	0.14%	NA	1.26%	0.13%[19]	1.13%

18 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2018, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.73% for Class 1, 0.98% for Class 2 and 0.855% for Class 3.
19 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2018, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.88% for Class 1, 1.13% for Class 2 and 1.005% for Class 3.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares)	0.60%	NA	0.11%	NA	0.71%[20]	0.01%	0.70%[21]

20 Management fees and Total annual fund operating expenses have been restated from the previous fiscal year to reflect a decrease in the contractual management fee payable by the fund, effective May 1, 2017, from .75% to .60% of the value of the fund's average daily net assets.
21 The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.
13

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	0.75%	0.00%[22]	0.22%[23]	0.75%	1.72%	0.66%[24]	1.06%
Federated High Income Bond Fund II – P	0.60%	NA	0.18%[25]	NA	0.78%	NA	NA
Federated Government Money Fund II – S	0.20%[26]	NA	0.47%[27]	NA	0.67%	0.04%[28]	0.63%

22 The Fund has adopted a Distribution (12b-1) Plan for its P class pursuant to which the P class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Fund's Board of Trustees (the "Trustees").
23 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Trustees.
24 The Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2017, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's P class (after the voluntary waivers and/or reimbursements) will not exceed 0.30% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
25 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
26 Prior to April 30, 2016, the annual advisory fee was 0.50% of the Fund's average daily net assets.
27 The Fund may incur or charge administrative service fees on its S class of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the S class of the Fund. The S class of the Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the "Trustees").
28 The Advisor and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, line of credit expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Advisor and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
14

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.08%	NA	0.88%	NA	NA
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.46%	0.71%[29]	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.54%	0.79%[29]	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%[29]	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%[29]	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.62%	0.87%[29]	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[29]	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[29]	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[29]	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[29]	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[29]	NA	NA

29 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1.05%	0.25%	0.06%	NA	1.36%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2[30]	0.79%	0.25%	0.05%	0.01%	1.10%	0.02%	1.08%
Templeton Developing Markets VIP Fund – Class 2[30]	1.24%	0.25%	0.14%	0.01%	1.64%	0.02%	1.62%
Templeton Foreign VIP Fund – Class 2[30,31]	0.78%	0.25%	0.04%	0.01%	1.08%	0.02%	1.06%

30 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for at least the next 12 month period.
31 Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the fund as a result of shareholder redemptions.
15

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.13%	0.01%	0.79%	0.01%	0.78%[32]
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.22%	0.01%	0.88%	0.01%	0.87%[33]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	NA	0.80%[34]	NA	NA

32 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
33 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
34 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.80% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
16

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.72%	NA	0.04%	NA	0.76%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	0.02%[35]	0.80%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.03%	NA	0.53%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.67%	NA	0.04%	NA	0.71%	0.08%[36]	0.63%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.28%	0.01%	0.99%	0.18%[37]	0.81%

35 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.
36 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.625% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.
37 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.80% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.19%	0.84%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.20%	0.85%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.
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FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE)  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objective of each of the Portfolios is described below.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
Beginning May 1, 2015, the American Century VP Mid Cap Value Fund Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount.
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Not all Funds may be available in all states.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at attractive valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.
VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth.  Income is a secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund's secondary objective is to provide growth of capital.
Global Bond Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
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Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio's investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital growth.
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks capital growth.
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Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares) (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Newton Investment Management (North America) Limited).  The fund seeks long-term capital appreciation.
Federated Insurance Series
Federated Managed Tail Risk Fund II – P (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.
Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Government Money Fund II – S (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.
VIP Freedom Income Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
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VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.
Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio's Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series– Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
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MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund's investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
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Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund's prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund's investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund's optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the
24

Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•	require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.
If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGE
We deduct a 6.35% premium expense charge from each Premium.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.
State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.
We deduct the Monthly Deduction pro-rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.
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The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's age at issue, sex, and number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:
•	Standard Tobacco User
•	Preferred Tobacco User
•	Standard Non-tobacco User
•	Preferred Non-tobacco User
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A or Coverage Option C for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a tobacco standard class.  Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.
We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.
We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.
If the Coverage Option is Option A or Option C and if there have been increases in the Specified Amount, the Contract Value will be allocated between the Specified Amount provided under the original application and subsequent increases.  The Contract Value will be allocated first to the Specified Amount provided under the original application with any excess allocated to any increases in the order in which they were made.
Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See "DETERMINATION OF CONTRACT
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DATE")  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:
•	a maintenance charge which is a level monthly charge that applies in all years. This charge is $7.50 per month and is guaranteed.
•	a per thousand charge which is guaranteed never to exceed $0.05 per thousand of Specified Amount per month. We currently are not charging the per thousand portion of the monthly expense charge.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.
Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this rider.
•	Lifetime Guaranteed Minimum Death Benefit. We assess a charge per $1,000 of Specified Amount.
•	Disability Continuance of Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Additional Life Insurance Rider. We assess a monthly charge per $1,000 of net amount at risk.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.
•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.
•	Accelerated Death Benefit/Terminal Illness Rider. We assess a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.
•	Maturity Extension Rider. We do not assess a charge for this rider.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The charge is at an annual rate of 0.50% of net assets.  The amount of this charge is guaranteed.
The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured's issue age (as shown in Appendix B).  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
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The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will pro rate the surrender charges between Contract Years.  However, after the end of the 15th Contract Year, there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually), will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
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APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The currently available issue ages are 0 through 80 on a non-tobacco user basis, 15 through 80 on a preferred non-tobacco user basis, and 15 through 80 on a tobacco user basis.  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 80.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.
While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have tax consequences.  (See "TAX CONSIDERATIONS")
OWNERSHIP
The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured's death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
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Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)–Premium with Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;
•	45 days after your application for the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Government Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Government Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated
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Government Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premiums received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial Premium to the Federated Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception. If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•	the amount transferred from the Fixed Account may not exceed the greatest of: 25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).
•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
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There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the
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Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.  We do not impose a charge for participation in this plan.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.
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PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.  We do not impose a charge for participation in this plan.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
SUPPLEMENTAL AND/OR RIDER BENEFITS
The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.
The death benefit options provide protection in the event of a market downturn.   However, there are additional costs associated with certain of the supplemental and/or rider benefits that supplement the death benefit options.  Those costs can limit the Contract's participation in rising equity markets.  Please consult your financial professional.
Guaranteed Minimum Death Benefit Rider (GMDB)
Issue ages:  0-59
There is no charge for this rider but it must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
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The Guaranteed Minimum Death Benefit Premium is the monthly Premium level, which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options are not selected, we will terminate your Contract and all riders.
If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider;
•	the Insured's Age 65; or
•	when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.
Lifetime Guaranteed Minimum Death Benefit Rider (LGM)
Issue ages:  Same as the Contract
This rider must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
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The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level, which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Lifetime Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider; or
•	when the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.
Disability Continuance of Insurance (DCOI)
Issue ages:  15‑55, renewal through Age 59
This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured.  DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
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Disability Premium Benefit Rider (DPB)
Issue ages:  15-55, renewal through Age 59
This rider provides for the payment of the disability Premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request.  DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue ages:  5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue ages:  0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider Contract for the specific dates.  Increasing the Contract's Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.
Spouse's Term Insurance (STI)
Issue ages:  15-50 (Spouse's age)
This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained Age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue ages:  14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.
Other Insured Term Insurance (OI)
Issue ages:  0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.
Additional Life Insurance Rider (ALI)
Issue ages:  0-75
This rider provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor.  The minimum issue limit is $25,000.  The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount.  If the Contract has Accidental Death Benefit coverage, it is also available on this rider.
Maturity Extension Rider (MER)
Issue ages:  No restrictions
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This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.  The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain.  You should consult a tax adviser as to such consequences.
Monthly Benefit Rider (MBR)
Issue ages: 20-55
This rider pays a monthly benefit at the death of the Insured.  The monthly benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.  The coverage expires at the date shown in the policy.
Accelerated Death Benefit/Living Benefits Rider (LBR)
Issue ages:  No restrictions
This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract's death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:
Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.
Nursing Home Option.  This option will be available if:
•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.
An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:
•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.
For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:
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Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%.  We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.
Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.
We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured's eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits rider you elect.
Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.
If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured's life will end.
Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:
• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.
You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.
Termination.  This rider terminates the earliest of:
• the date the Contract terminates for any reason;
• the date the you cancel this rider;
• the date your Contract matures; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.
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You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, but not both riders.
Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences. You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Issue ages:  20 – 80
This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
More specifically, you may elect the confinement trigger if:
•	the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home. The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home. An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:
•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and
•	the Insured's confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.
You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:
•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.
The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
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•	Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).
•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.
There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
You may elect to receive benefit payments monthly or in a lump sum.
The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured's long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.
Changes in your Contract's Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.
We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured's cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured's Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.
If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract's option change provision.  The ELB rider will not cover the Insured's expenses during the elimination period.
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If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.
A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death, maturity, or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.
You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.
Your rider contains more information about the ELB.  Please read it carefully.
The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
You may elect either the ELB rider or the Accelerated Death Benefit/Living Benefits Rider but not both riders.  If you elect the ELB rider, you may elect the Accelerated Death Benefit/Terminal Illness Rider.
Example:
Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.
The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.
After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.
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Current Policy Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Monthly Benefit Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Policy Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000

Accelerated Death Benefit/ Terminal Illness Rider (TIR)
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician's best medical judgment, will result in the Insured's death within twelve months from the date of the physician's certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:
•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.
For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract's Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the contract's total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
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If we pay the accelerated death benefit, your Contract's Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician's certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date your Contract terminates;
•	the date we pay an accelerated death benefit;
•	the date you cancel this rider; or
•	the date your Contract matures.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $46,669.81 after the deduction of a $2,830.19 interest charge and a $500.00 loan repayment amount.
After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,830.19
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$46,669.81
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
There is no charge for this rider.
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS
The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.
The cost of insurance rates for the Other Insured Rider and the Additional Life Insurance Rider are generally lower than the Contract's cost of insurance rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.
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Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.
Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.
PREMIUMS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will establish a Planned Premium amount set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "ALLOCATIONS AND TRANSFERS")
General Premium Information.  We will not accept Premiums after the Maturity Date.  You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE," and "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:
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•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for five years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:
•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period.  We will notify you of the new Guaranteed Monthly Premium for this period.  If an increase is made after the initial five Contract Years, there will be no Guaranteed Payment Period applicable.  Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "CHANGES IN SPECIFIED AMOUNT")
PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT")
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the
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Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the death benefit provided certain requirements are met. (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus on amounts in the Variable Account that exceed $25,000.  We will credit any bonus on each Monthly Anniversary Day.  The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the Variable Account Value that exceeds $25,000 at the end of each Contract Month.  We pay these bonus amounts out of the savings we derive from the higher values of the Contract and the Contracts that have been in force for longer periods of time.  We do not guarantee that we will credit the bonus.
DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contracts;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.
Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.
Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
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•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay the Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds are equal to the following:
•	the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; plus
•	any cost of insurance charges deducted beyond the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.
If the Guaranteed Minimum Death Benefit Rider or Lifetime Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the death benefit, regardless of the performance of the Subaccounts.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.  If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.
COVERAGE OPTIONS
You may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is the Specified Amount. Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes
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applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
•	Option B: death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the death benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.
•	Option C: death benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made. The more Premiums you pay and the less you withdraw, the larger the death benefit will be.
Under all three Coverage Options we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death.  If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The "applicable percentage" is 250% when the Insured is Age 40 or less.  The percentage decreases each year after Age 40 to 100% when the Insured has attained Age 95.
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option C, it may be changed to Option A.  The new Specified Amount will be the death benefit as of the effective date of the change.  The death benefit will remain the same.  The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B you may not change it to Option C.  Coverage Option C is only available at issue.
If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability.  The Specified Amount does not change.  The new death benefit will be the Specified Amount plus the Contract Value as of the effective date of change.  The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.
A change in Coverage Option may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.
Changes in the Specified Amount may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Specified Amount.
Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.
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Decreasing the Specified Amount may decrease monthly cost of insurance charges.  A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.  (See "SURRENDER CHARGE")
We have the right to decline a requested decrease in the Specified Amount in the following circumstances:
•	to help ensure compliance with the guideline premium limitations;
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
•	if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.
Increases.  In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability.  We may decline an application for an increase.
Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.
An increase has the following effect on Premiums:
•	a change in Planned Premiums may be advisable. (See "PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT"); and
•	if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM") The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.
A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See "SURRENDER CHARGE")  For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.
You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Loan Balance at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
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Loan Collateral. When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan may be available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non‑loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct the Loan Balance from any Death Proceeds.  (See "Amount of Death Proceeds")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61‑day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender
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request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the death benefit.
We have the right to reject a partial surrender request if:
•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•	the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.
We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the
Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
MATURITY BENEFIT
The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force.  The Maturity Date is the next Contract Anniversary following the Insured's 100th birthday.  The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We
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summarize these payment options below.  All of these options are forms of fixed‑benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options.  You may choose an option by Written Notice during the Insured's lifetime.  If a payment option is not in effect at the Insured's death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to
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defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
REINSTATEMENT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  Due to the Contract's flexibility with respect to Premium Payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the "7-pay test."  A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract's benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
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•	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.
•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.
If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.
Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
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Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Accelerated Death Benefit Riders.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under such riders.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not
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the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.
We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  120% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract Year; 2% of target Premium in Contract Years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.15% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for
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substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.
Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial's operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete
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request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.
BUSINESS DISRUPTION AND CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
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FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.
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DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured's Age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the death benefit.  Option A provides a death benefit at least equal to the Specified Amount.  Option B provides a death benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a death benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insured	The person whose life we insure under the Contract.
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Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.  We allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

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Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A

Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.02	6.45	23	12.77	13.68	46	23.84	27.25	69	42.53	42.85
1	6.02	6.45	24	13.26	14.21	47	24.05	27.49	70	42.97	42.97
2	6.02	6.45	25	13.78	14.76	48	24.29	27.76	71	43.26	43.60
3	6.02	6.45	26	14.39	15.42	49	24.56	28.06	72	43.43	43.78
4	6.02	6.45	27	15.05	16.13	50	24.86	28.42	73	43.47	43.83
5	6.02	6.45	28	15.76	16.89	51	25.23	28.83	74	43.76	44.12
6	6.52	6.99	29	16.51	17.69	52	25.65	29.31	75	43.92	44.28
7	6.99	7.49	30	16.69	18.54	53	26.15	29.89	76	44.07	44.43
8	7.42	7.95	31	17.47	19.41	54	26.73	30.54	77	44.21	44.58
9	7.83	8.39	32	18.24	20.27	55	27.30	31.20	78	44.34	44.71
10	8.22	8.81	33	19.01	20.42	56	28.01	32.02	79	44.46	44.84
11	8.58	9.20	34	19.74	21.20	57	28.83	32.94	80	44.58	45.34
12	8.93	9.57	35	20.40	21.91	58	29.74	33.98	81	44.00	45.34
13	9.28	9.95	36	20.78	22.49	59	30.76	35.15	82	44.00	45.34
14	9.62	10.31	37	21.38	22.97	60	31.89	36.45	83	44.00	45.34
15	9.94	10.65	38	21.76	23.37	61	33.14	37.87	84	43.75	45.34
16	10.26	11.00	39	22.06	24.35	62	34.48	39.41	85	43.25	45.34
17	10.58	11.34	40	22.29	24.77	63	35.97	41.10
18	10.91	11.69	41	23.28	24.95	64	37.56	41.59
19	11.23	12.03	42	23.41	25.08	65	39.27	41.79
20	11.56	12.39	43	23.49	25.17	66	40.45	42.21
21	11.93	12.78	44	23.58	25.26	67	41.25	42.46
22	12.33	13.22	45	23.66	27.04	68	41.96	42.58
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APPENDIX B

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
Do not grade between Years 15-16

	Ages––––>
Year	0-15	16-45	46-50	51-55	56-60	61-65	66-70	71+

1	50%	45%	50%	65%	75%	85%	95%	100%
2	75%	73%	75%	83%	88%	93%	98%	100%
3	100%	100%	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%	100%	100%
6	90%	90%	90%	90%	90%	90%	90%	90%
7	80%	80%	80%	80%	80%	80%	80%	80%
8	70%	70%	70%	70%	70%	70%	70%	70%
9	60%	60%	60%	60%	60%	60%	60%	60%
10	50%	50%	50%	50%	50%	50%	50%	50%
11	40%	40%	40%	40%	40%	40%	40%	40%
12	32%	32%	32%	32%	32%	32%	32%	32%
13	24%	24%	24%	24%	24%	24%	24%	24%
14	16%	16%	16%	16%	16%	16%	16%	16%
15	8%	8%	8%	8%	8%	8%	8%	8%
16+	0%	0%	0%	0%	0%	0%	0%	0%

66

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUMS	2
PREMIUMS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2017.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUMS	2
PREMIUMS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "TAX CONSIDERATIONS" in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insured's lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness.  We will send notices to any assignee we have on record
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concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.  An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association's capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUMS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium payment or the total Premiums paid, as discussed in the Prospectus.
PREMIUMS TO PREVENT LAPSE
Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•	During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•	After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.
UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an
2

otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Non-tobacco rates are available for Issue Ages 0-80.  Standard Tobacco and Preferred Non-tobacco rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.
•	The Preferred Non-tobacco risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as non-tobaccos.
•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco. If an Insured does not qualify as a non-tobacco, cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.
•	We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been in force for 2 years.
SALE OF THE CONTRACTS
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. ("Sunset Financial").
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2014	$2,358,409.00	$106,643.00
2015	$135,174.86	$135,174.86
2016	$134,303.69	$134,303.69
* Includes sales compensation paid to registered persons of Sunset Financial.
PERFORMANCE DATA
YIELDS AND TOTAL RETURNS
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts.
3

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance.
We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.
MONEY MARKET SUBACCOUNT YIELDS
The current yield of the Federated Government Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.
The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.
TOTAL RETURNS
The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.
4

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.
Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges").  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured's age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios.  The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio.  Without these reimbursements and waivers, performance would be lower.
Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
5

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS
Cost of insurance rates for Contracts generally distinguish between males and females.  Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of and for the year ended December 31, 2016; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2016, and the related statements of operations and statement of changes in net assets for the year then ended, and financial highlights for the year then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2015 and for each of the years in the two-year period ended December 31, 2015; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2015, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each period or year then ended, and financial highlights for each of the periods or years in the four-year period then ended; have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2016 and 2015; and
•	related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2016.
6

The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2016; and
•	related statement of operations for the period or year ended December 31, 2016, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2016, and financial highlights for each of the periods or years in the five-year period ended December 31, 2016.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.
7

Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2016	2015
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2016 - $2,438,718; 2015 - $2,486,338)	$2,530,907	$2,580,845
Equity securities available for sale, at fair value (amortized cost: 2016 - $23,289; 2015 - $24,067)	23,996	25,325
Mortgage loans	630,889	589,960
Real estate	195,621	168,097
Policy loans	79,893	81,392
Short-term investments	27,526	22,474
Other investments	1,388	380
Total investments	3,490,220	3,468,473

Cash	9,630	7,851
Accrued investment income	31,586	33,023
Deferred acquisition costs	271,089	267,936
Reinsurance recoverables	187,941	198,834
Property and equipment	15,853	16,580
Other assets	69,838	56,252
Separate account assets	373,256	372,924
Total assets	$4,449,413	$4,421,873

LIABILITIES
Future policy benefits	$943,643	$926,385
Policyholder account balances	2,051,728	2,056,126
Policy and contract claims	34,553	37,959
Other policyholder funds	178,806	174,353
Other liabilities	181,844	190,295
Separate account liabilities	373,256	372,924
Total liabilities	3,763,830	3,758,042

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	868,054	856,196
Accumulated other comprehensive loss	(5,316)	(15,210)
Treasury stock, at cost (2016 and 2015 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders' equity	685,583	663,831
Total liabilities and stockholders' equity	$4,449,413	$4,421,873

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income
	Year Ended December 31
	2016	2015	2014
REVENUES
Insurance revenues:
Net premiums	$171,819	$160,175	$165,548
Contract charges	111,134	112,030	118,649
Total insurance revenues	282,953	272,205	284,197
Investment revenues:
Net investment income	150,608	157,150	164,968
Net realized investment gains, excluding other-than-temporary impairment losses	5,509	6,248	4,902
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(563)	(2,189)	(2,176)
Portion of impairment losses recognized in other comprehensive income (loss)	(57)	(292)	643
Net other-than-temporary impairment losses recognized in earnings	(620)	(2,481)	(1,533)
Total investment revenues	155,497	160,917	168,337
Other revenues	6,572	7,729	12,485
Total revenues	445,022	440,851	465,019

BENEFITS AND EXPENSES
Policyholder benefits	211,866	198,721	202,946
Interest credited to policyholder account balances	72,814	74,326	76,463
Amortization of deferred acquisition costs	27,833	28,348	40,888
Operating expenses	101,465	97,260	101,738
Total benefits and expenses	413,978	398,655	422,035

Income before income tax expense	31,044	42,196	42,984

Income tax expense	8,728	12,970	12,994

NET INCOME	$22,316	$29,226	$29,990

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale, net of DAC, VOBA, and DRL	$(288)	$(43,803)	$31,641
Change in future policy benefits	(1,960)	4,913	(6,928)
Change in policyholder account balances	(10)	276	(242)
Change in benefit plan obligations	12,152	364	(15,601)
Other comprehensive income (loss)	9,894	(38,250)	8,870

COMPREHENSIVE INCOME (LOSS)	$32,210	$(9,024)	$38,860

Basic and diluted earnings per share:
Net income	$2.30	$2.75	$2.74

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity
	Year Ended December 31
	2016	2015	2014

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	41,025	41,007	40,989
Excess of proceeds over cost of treasury stock sold	—	18	18
End of year	41,025	41,025	41,007

RETAINED EARNINGS
Beginning of year	856,196	838,508	820,327
Net income	22,316	29,226	29,990
Stockholder dividends (2016, 2015, and 2014 - $1.08 per share)	(10,458)	(11,538)	(11,809)
End of year	868,054	856,196	838,508

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(15,210)	23,040	14,170
Other comprehensive income (loss)	9,894	(38,250)	8,870
End of year	(5,316)	(15,210)	23,040

TREASURY STOCK, at cost
Beginning of year	(241,301)	(182,917)	(176,284)
Cost of shares acquired (2016 - 0 shares; 2015 - 1,142,351 shares; 2014 - 144,188 shares)	—	(58,392)	(6,641)
Cost of shares sold (2016 - 0 shares; 2015 - 560 shares; 2014 - 554 shares)	—	8	8
End of year	(241,301)	(241,301)	(182,917)

TOTAL STOCKHOLDERS' EQUITY	$685,583	$663,831	$742,759

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31
	2016	2015	2014
OPERATING ACTIVITIES
Net income	$22,316	$29,226	$29,990
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	4,051	4,257	4,388
Depreciation	5,478	5,368	4,698
Acquisition costs capitalized	(32,004)	(37,714)	(36,170)
Amortization of deferred acquisition costs	27,833	28,348	40,888
Net realized investment gains	(4,889)	(3,767)	(3,369)
Changes in assets and liabilities:
Reinsurance recoverables	10,893	(4,409)	(3,370)
Future policy benefits	14,243	3,182	9,875
Policyholder account balances	(22,535)	(20,222)	(16,284)
Income taxes payable and deferred	3,825	7,216	4,237
Other, net	(8,324)	4,207	3,316
Net cash provided	20,887	15,692	38,199

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(228,007)	(235,767)	(280,686)
Equity securities	(3)	(38)	(89)
Mortgage loans	(153,947)	(141,184)	(48,195)
Real estate	(34,530)	(8,253)	(41,201)
Policy loans	(10,524)	(8,638)	(8,975)
Other investments	(782)	(280)	—
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	279,854	298,913	219,738
Equity securities	118	33	15
Mortgage loans	112,152	91,096	127,071
Real estate	2,042	20,000	2,915
Policy loans	12,026	10,799	8,941
Other investments	383	419	11,121
Net sales (purchases) of short-term investments	(5,052)	16,633	1,605
Acquisition of property and equipment	(938)	(683)	(1,669)
Net cash provided (used)	(27,208)	43,050	(9,409)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2016	2015	2014
FINANCING ACTIVITIES
Deposits on policyholder account balances	$215,688	$217,929	$238,751
Withdrawals from policyholder account balances	(205,372)	(222,907)	(257,745)
Net transfers from separate accounts	7,670	9,026	8,534
Change in other deposits	572	3,954	2,908
Cash dividends to stockholders	(10,458)	(11,538)	(11,809)
Net change in treasury stock	—	(58,366)	(6,615)
Net cash provided (used)	8,100	(61,902)	(25,976)

Increase (decrease) in cash	1,779	(3,160)	2,814
Cash at beginning of year	7,851	11,011	8,197
Cash at end of year	$9,630	$7,851	$11,011

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 19. Segment Information.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period's presentation.
Our financial statements include the following:
•	Consolidated Balance Sheets
•	Consolidated Statements of Comprehensive Income
•	Consolidated Statements of Stockholders' Equity
•	Consolidated Statements of Cash Flows
•	Notes to Consolidated Financial Statements

Business Changes
In December 2015, the Company completed a reverse/forward stock-split transaction.  This transaction occurred as part of a 1-for-250 reverse stock split of our common stock.  We purchased approximately 906,500 shares or 9% of the outstanding shares valued at $52.50 per share for $47.6 million.  We subsequently completed a 250-for-1 forward stock split for each one share of our common stock (including each fractional share of such class of stock in excess of one share).  The purpose of the transaction was to allow us to deregister from the Securities and Exchange Commission (SEC) and to delist our common stock from the NASDAQ Capital Market.  These activities were effective as of December 16, 2015.  Effective January 4, 2016, we began trading on the OTCQX® Market.  Please refer to www.kclife.com for more information on the specific transactions identified above.
Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, and pension and other postemployment benefits.

Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.  Fixed maturity and equity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were other than the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are other than temporary.  Other than temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 3 - Investments for additional discussion of our considerations related to other than temporary impairments.  For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated LIHTC investments is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at the outstanding principal amount.  Short-term investments are stated at cost and are adjusted for amortization of premium and accrual of discount, as necessary.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides detail about the composition of future policy benefits at December 31.
	2016	2015
Life insurance	$638,231	$628,274
Immediate annuities and supplementary contracts with life contingencies	273,285	263,437
Accident and health insurance	32,127	34,674
Future policy benefits	$943,643	$926,385
Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.
Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2016, 2015, and 2014.
The following table provides detail about the composition of policyholder account balances at December 31.
	2016	2015
Universal life insurance	$921,669	$928,398
Fixed deferred annuities	1,075,576	1,073,592
Immediate annuities and supplementary contracts without life contingencies	54,483	54,136
Policyholder account balances	$2,051,728	$2,056,126
Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized with existing guidance.  These costs for life insurance products are generally deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section, above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC,  the asset will be adjusted downward with the adjustment recorded as an expense in the current period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information about DAC at December 31.
	2016	2015	2014
Balance at beginning of year	$267,936	$249,195	$256,386
Capitalization of commissions and expenses	32,004	37,714	36,170
Gross amortization	(41,375)	(41,832)	(54,531)
Accrual of interest	13,542	13,484	13,643
Amortization due to realized investment (gains) losses	(201)	(18)	(49)
Change in DAC due to the change in unrealized investment gains	(817)	9,393	(2,424)
Balance at end of year	$271,089	$267,936	$249,195
Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section, above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA,  the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.
The following table provides information about VOBA at December 31.
	2016	2015	2014
Balance at beginning of year	$24,283	$24,655	$28,542
Gross amortization	(4,215)	(5,679)	(4,643)
Accrual of interest	1,591	1,795	1,938
Amortization due to realized investment (gains) losses	(14)	(5)	(100)
Change in VOBA due to the change in unrealized investment gains	1,445	3,517	(1,082)
Balance at end of year	$23,090	$24,283	$24,655
Interest accrued on the VOBA of one block was at the rates of 4.21% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Deferred Revenue Liabilities (DRL)
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed below.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Unlocking and Refinements in Estimates
At least annually, we review the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management's current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management's view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.  In addition, unlocking adjustments may also impact other line items in the financial statements such as change in reserves.
We may also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.
The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  In addition, we had a $3.7 million reserve increase in 2016, a $0.3 million reserve decrease in 2015, and a $0.5 million decrease in 2014 related to the impacts of unlocking.
	DAC	VOBA	DRL	Total
2016:
Unlocking	$5,918	$536	$(1,153)	$5,301
Refinement in estimate	(82)	—	178	96
	$5,836	$536	$(975)	$5,397
2015:
Unlocking	$6,380	$(862)	$(2,344)	$3,174
Refinement in estimate	—	—	—	—
	$6,380	$(862)	$(2,344)	$3,174
2014:
Unlocking	$(1,723)	$1,486	$1,764	$1,527
Refinement in estimate	(1,566)	—	—	(1,566)
	$(3,289)	$1,486	$1,764	$(39)
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  See Note 14 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV) of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We have a GMWB rider for certain direct variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value.  We determine the fair value of the GMWB rider using a risk-neutral valuation method.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value can have a material impact on earnings.  See further discussion in Note 4.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance, please see Note 16 - Reinsurance.
Future policy benefits and other related assets are not reduced for reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
In addition, we have two reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that followed for direct business.  We acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in future policy benefits.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.
Recognition of Insurance Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information about our insurance revenues, net of reinsurance, for the years ended December 31.
	2016	2015	2014
Customer revenues by line of business:
Traditional individual insurance products, net	$114,852	$104,599	$107,696
Interest sensitive products	84,100	83,013	88,181
Variable universal life insurance and annuities	27,034	29,017	30,468
Group life and accident and health products, net	56,967	55,576	57,852
Insurance revenues	$282,953	$272,205	$284,197
Deposits
Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investment securities and mortgage loans, the change in the allowance for mortgage loan losses, and sales of investment securities and real estate.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. New Accounting Pronouncements
Accounting Pronouncements Adopted
We adopted the following accounting pronouncements during 2016, with no material impact to our consolidated financial statements.
In August 2014, the Financial Accounting Standards Board (FASB) issued guidance that requires management to evaluate whether there are concerns or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date the financial statements are issued.  Disclosures are required when certain criteria are met.  This guidance is effective for annual periods ending after December 15, 2016.  We early-adopted this guidance during the second quarter of 2016.
In January 2015, the FASB issued guidance that eliminated the concept of extraordinary items.  While the requirement for entities to consider whether an underlying event or transaction is extraordinary was eliminated, the presentation and disclosure guidance for items that are unusual in nature or occur infrequently was retained and was expanded to include items that are both unusual in nature and occur infrequently.  This guidance was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015.
In February 2015, the FASB issued guidance regarding the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities.  Under this guidance, previous consolidation conclusions may change and additional disclosures may be required.  This guidance was effective for public entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
In April 2015, the FASB issued guidance regarding a customer's accounting for fees paid in a cloud computing arrangement and whether a cloud computing arrangement includes a software license.  If a cloud computing arrangement includes a software license, a customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, a customer should account for the arrangement as a service contract.  The new guidance does not change the accounting for a customer's accounting for service contracts.  This guidance was effective for interim and annual reporting periods beginning after December 15, 2015.
In May 2015, the FASB issued guidance targeted to improve disclosures related to short-duration contracts.  Additional disclosures are required about insurance liabilities to provide information regarding the nature, amount, timing, and uncertainty of future cash flows related to insurance liabilities and the effect of those cash flows on the statement of comprehensive income.  This guidance was effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016.
In July 2015, the FASB issued guidance regarding employee benefit accounting.  The guidance is divided into three parts.  First, the guidance requires a pension plan to use contract value as the only required measure for fully benefit-responsive investment contracts.  Second, the guidance simplifies and increases the effectiveness of the investment disclosure requirements for employee benefit plans.  Third, the guidance provides benefit plans with a measurement date practical expedient.  This guidance was effective for fiscal years beginning after December 15, 2015.
Accounting Pronouncements Issued, Not Yet Adopted
In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity's contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.  However, certain other types of contracts may impact the financial statements of insurance providers.  In August 2015, the FASB deferred the effective date of this guidance for public entities to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.  In March 2016, this guidance was updated for principal versus agent considerations.  This guidance was also updated in April 2016 to address performance obligations and licensing issues.  In addition, this guidance was updated in May 2016 for narrow-scope improvements and practical expedients.  The FASB also issued technical corrections and improvements to this guidance in December 2016.  We are currently evaluating this guidance.  As an insurance enterprise, we have determined that our primary sources of revenue are excluded from this guidance, including insurance premiums, contract charges, and most investment revenues.  While we do have certain types of revenue that will be impacted, our adoption of this guidance is not expected to have a material impact on our consolidated financial statements.
In January 2016, the FASB issued guidance regarding accounting for recognition and measurement of financial assets and financial liabilities.  The new standard significantly revises an entity's accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amends certain disclosure requirements associated with the fair value of financial instruments.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  We are currently evaluating this guidance.
In February 2016, the FASB issued guidance regarding leases.  This guidance includes a lessee model that will cause most leases to be reported on the balance sheet.  In addition, the guidance aligns existing GAAP pertaining to leases with the new revenue recognition model that will be effective for periods beginning after December 15, 2017.  This guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In June 2016, the FASB issued guidance regarding the measurement of credit losses on financial instruments.  Under this guidance, the incurred loss impairment methodology currently used under current GAAP for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates.  Additional disclosures will be required to provide additional information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  This guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2016, the FASB issued guidance regarding the presentation and classification of certain cash receipts and cash payments in the statement of cash flows.  This guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In November 2016, the FASB issued guidance regarding restricted cash.  This guidance requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
restricted cash equivalents.  This guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements
3. Investments
Fixed Maturity and Equity Securities Available for Sale
Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2016.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$148,468	$5,246	$849	$152,865
Federal agencies [1]	19,796	515	—	20,311
Federal agency issued residential mortgage-backed securities [1]	25,868	2,973	1	28,840
Subtotal	194,132	8,734	850	202,016
Corporate obligations:
Industrial	506,218	20,445	2,176	524,487
Energy	201,416	7,880	2,778	206,518
Communications and technology	234,280	12,630	1,193	245,717
Financial	200,124	9,928	919	209,133
Consumer	564,868	16,431	2,989	578,310
Public utilities	239,719	13,132	2,562	250,289
Subtotal	1,946,625	80,446	12,617	2,014,454
Corporate private-labeled residential mortgage-backed securities	41,969	2,563	—	44,532
Municipal securities	147,384	17,546	696	164,234
Other	94,062	1,122	2,989	92,195
Redeemable preferred stocks	14,546	125	1,195	13,476
Fixed maturity securities	2,438,718	110,536	18,347	2,530,907
Equity securities	23,289	1,386	679	23,996
Total	$2,462,007	$111,922	$19,026	$2,554,903
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides amortized cost and fair value of securities by asset class at December 31, 2015.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$148,930	$7,397	$202	$156,125
Federal agencies [1]	19,782	1,415	—	21,197
Federal agency issued residential mortgage-backed securities [1]	34,015	3,545	1	37,559
Subtotal	202,727	12,357	203	214,881
Corporate obligations:
Industrial	532,880	22,283	10,654	544,509
Energy	231,639	6,768	11,388	227,019
Communications and technology	233,063	11,538	2,368	242,233
Financial	210,142	12,764	1,409	221,497
Consumer	534,073	18,133	2,905	549,301
Public utilities	223,172	17,368	241	240,299
Subtotal	1,964,969	88,854	28,965	2,024,858
Corporate private-labeled residential mortgage-backed securities	70,761	3,436	20	74,177
Municipal securities	134,079	18,844	74	152,849
Other	96,365	2,926	2,859	96,432
Redeemable preferred stocks	17,437	310	99	17,648
Fixed maturity securities	2,486,338	126,727	32,220	2,580,845
Equity securities	24,067	1,832	574	25,325
Total	$2,510,405	$128,559	$32,794	$2,606,170
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$177,007	$180,934	$115,294	$117,145
Due after one year through five years	751,986	788,759	735,559	779,402
Due after five years through ten years	1,020,233	1,043,340	1,117,415	1,126,585
Due after ten years	372,488	394,254	349,789	378,861
Securities with variable principal payments	102,458	110,144	150,844	161,204
Redeemable preferred stocks	14,546	13,476	17,437	17,648
Total	$2,438,718	$2,530,907	$2,486,338	$2,580,845

No material derivative financial instruments were held during December 31, 2016, 2015, or 2014.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer's revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer's industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a debt security and whether it is more likely than not that we will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer's industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 16 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2016.  We identified 21 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2015.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  This amount is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2016.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$37,557	$849	$4	$—	$37,561	$849
Federal agency issued residential mortgage-backed securities [1]	180	—	41	1	221	1
Subtotal	37,737	849	45	1	37,782	850
Corporate obligations:
Industrial	91,106	2,054	2,976	122	94,082	2,176
Energy	31,575	600	37,984	2,178	69,559	2,778
Communications and technology	35,985	745	6,953	448	42,938	1,193
Financial	21,914	199	5,165	720	27,079	919
Consumer	121,552	2,989	—	—	121,552	2,989
Public utilities	46,917	2,479	1,038	83	47,955	2,562
Subtotal	349,049	9,066	54,116	3,551	403,165	12,617

Municipal securities	16,948	696	—	—	16,948	696
Other	4,943	64	44,190	2,925	49,133	2,989
Redeemable preferred stocks	9,851	1,195	—	—	9,851	1,195
Fixed maturity securities	418,528	11,870	98,351	6,477	516,879	18,347
Equity securities	11,430	679	—	—	11,430	679
Total	$429,958	$12,549	$98,351	$6,477	$528,309	$19,026
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2015.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$19,447	$202	$—	$—	$19,447	$202
Federal agency issued residential mortgage-backed securities [1]	47	—	291	1	338	1
Subtotal	19,494	202	291	1	19,785	203
Corporate obligations:
Industrial	153,258	10,151	2,492	503	155,750	10,654
Energy	76,838	5,638	34,313	5,750	111,151	11,388
Communications and technology	53,751	2,368	—	—	53,751	2,368
Financial	18,040	927	1,421	482	19,461	1,409
Consumer	121,261	2,573	7,192	332	128,453	2,905
Public utilities	15,983	241	—	—	15,983	241
Subtotal	439,131	21,898	45,418	7,067	484,549	28,965
Corporate private-labeled residential mortgage-backed securities	3,734	20	—	—	3,734	20
Municipal securities	3,118	74	—	—	3,118	74
Other	15,742	386	33,366	2,473	49,108	2,859
Redeemable preferred stocks	—	—	6,925	99	6,925	99
Fixed maturity securities	481,219	22,580	86,000	9,640	567,219	32,220
Equity securities	2,156	574	—	—	2,156	574
Total	$483,375	$23,154	$86,000	$9,640	$569,375	$32,794
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity and equity security issues with unrealized losses at December 31.
	2016	2015
Below cost for less than one year	160	179
Below cost for one year or more and less than three years	20	19
Below cost for three years or more	8	9
Total	188	207

We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at December 31, 2016 primarily relate to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table summarizes our investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2016.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$517,145	$501,873	$15,272
Unrealized losses of 20% or less and greater than 10%	26,552	23,093	3,459
Subtotal	543,697	524,966	18,731
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	908	715	193
Total investment grade	908	715	193
Below investment grade:
Less than twelve months	130	104	26
Twelve months or greater	—	—	—
Total below investment grade	130	104	26
Unrealized losses greater than 20%	1,038	819	219
Subtotal	544,735	525,785	18,950

Securities owned with realized impairment:
Unrealized losses of 10% or less	2,526	2,464	62
Unrealized losses of 20% or less and greater than 10%	74	60	14
Subtotal	2,600	2,524	76
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	2,600	2,524	76
Total	$547,335	$528,309	$19,026

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table summarizes our investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2015.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$511,941	$496,587	$15,354
Unrealized losses of 20% or less and greater than 10%	57,124	48,447	8,677
Subtotal	569,065	545,034	24,031
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	18,096	12,944	5,152
Twelve months or greater	908	596	312
Total investment grade	19,004	13,540	5,464
Below investment grade:
Less than twelve months	5,893	2,743	3,150
Twelve months or greater	—	—	—
Total below investment grade	5,893	2,743	3,150
Unrealized losses greater than 20%	24,897	16,283	8,614
Subtotal	593,962	561,317	32,645

Securities owned with realized impairment:
Unrealized losses of 10% or less	8,097	8,013	84
Unrealized losses of 20% or less and greater than 10%	—	—	—
Subtotal	8,097	8,013	84
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	110	45	65
Twelve months or greater	—	—	—
Total investment grade	110	45	65
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	110	45	65
Subtotal	8,207	8,058	149
Total	$602,169	$569,375	$32,794

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information on fixed maturity securities available for sale with gross unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2016.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$27,051	5%	$983	5%
AA	87,400	17%	3,389	19%
A	135,619	26%	4,841	26%
BBB	234,305	46%	6,430	35%
Total investment grade	484,375	94%	15,643	85%
BB	14,359	3%	1,592	9%
B and below	18,145	3%	1,112	6%
Total below investment grade	32,504	6%	2,704	15%
	$516,879	100%	$18,347	100%
The following table provides information on fixed maturity securities available for sale with gross unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2015.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$10,050	2%	$198	1%
AA	79,448	14%	2,570	8%
A	161,483	28%	4,928	15%
BBB	280,178	50%	20,569	64%
Total investment grade	531,159	94%	28,265	88%
BB	25,465	4%	3,798	12%
B and below	10,595	2%	157	—%
Total below investment grade	36,060	6%	3,955	12%
	$567,219	100%	$32,220	100%

Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade were 34% of the below investment grade total at December 31, 2016.  Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade were 41% of the below investment grade total at December 31, 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2016		December 31, 2015
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$3,727	$113	$—	$—
Due after one year through five years	43,474	516	68,757	1,548
Due after five years through ten years	344,940	9,525	421,519	26,164
Due after ten years	114,661	6,997	65,939	4,388
Total	506,802	17,151	556,215	32,100
Securities with variable principal payments	226	1	4,079	21
Redeemable preferred stocks	9,851	1,195	6,925	99
Total	$516,879	$18,347	$567,219	$32,220
We held one non-income producing security with a carrying value of $0.4 million at December 31, 2016 and $0.6 million at December 31, 2015.  This security was previously written down due to other-than-temporary impairment.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2016 or 2015.
The following table provides information regarding our other-than-temporary impairments for the years ended December 31.
	2016	2015	2014
Total other-than-temporary impairment losses	$563	$2,189	$2,176
Net other-than-temporary impairment losses recognized in earnings	620	2,481	1,533
The differences represent the non-credit portion of current or prior other-than-temporary impairment that was recorded in other comprehensive income (loss).  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of $0.1 million, $0.3 million, and $0.6 million for the years ended December 31, 2016, 2015, and 2014, respectively.  We determined the other-than-temporary impairments recorded in earnings based upon the present value of projected future cash flows.
One equity security had an impairment recorded in earnings of $0.5 million during 2016.  This is common stock of a company within the oil exploration and production sector that went through a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code.  As part of the reorganization, we received equity shares in exchange for this company's corporate obligation in 2015.  We recorded an impairment in earnings of $2.0 million during 2015 on this corporate obligation that resulted from reduced oil prices and lower demand for exploration equipment.  In addition, one other-type security was written down by $0.2 million during 2015 due to an increase in projected future losses on the underlying collateral.  One equity security had an impairment of less than $0.1 million during 2015.  Two corporate obligations had impairments recorded in earnings of $0.7 million during 2014.  The first was written down $0.7 million and was an oil industry debt obligation that was challenged by reduced oil prices.  The second was a utility debt obligation that was written down less than $0.1 million.  In addition, an other-type security was written down by $0.1 million due to an increase in projected future losses on the underlying collateral.  There were two equity securities with impairments recorded of $0.1 million during 2014.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The Company monitors structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2016
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Residential & Non-agency MBS:
Investment Grade	$9,949	$9,610	$339
Below Investment Grade	39,932	37,758	2,174
Total residential & Non-agency MBS	49,881	47,368	2,513
Other structured securities:
Investment grade	61,810	63,092	(1,282)
Below investment grade	13,450	15,317	(1,867)
Total other structured securities	75,260	78,409	(3,149)
Total structured securities	$125,141	$125,777	$(636)

	2015
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Residential & Non-agency MBS:
Investment Grade	$12,351	$11,952	$399
Below Investment Grade	70,966	66,932	4,034
Total residential & Non-agency MBS	83,317	78,884	4,433
Other structured securities:
Investment grade	56,601	57,416	(815)
Below investment grade	14,714	15,585	(871)
Total other structured securities	71,315	73,001	(1,686)
Total structured securities	$154,632	$151,885	$2,747
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2016	2015	2014
Credit losses on securities held at the beginning of the year	$20,350	$17,889	$16,375
Additions for credit losses not previously recognized in other-than-temporary impairment	—	—	808
Additions for increases in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	74	2,481	725
Reductions for securities sold (realized)	(7,179)	—	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(21)	(20)	(19)
Credit losses on securities held at the end of the year	$13,224	$20,350	$17,889

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2016	2015	2014
Net unrealized gains	$92,896	$95,765	$174,620
Amounts resulting from:
DAC, VOBA, and DRL	(14,603)	(17,030)	(28,495)
Future policy benefits	(22,235)	(19,219)	(26,778)
Policyholder account balances	(470)	(454)	(879)
Deferred income taxes	(19,454)	(20,670)	(41,462)
Total	$36,134	$38,392	$77,006

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2016	2015	2014
Gross investment income:
Fixed maturity securities	$109,799	$116,713	$121,137
Equity securities	1,093	1,023	1,037
Mortgage loans	30,694	31,662	37,452
Real estate	18,738	17,059	11,756
Policy loans	5,558	5,774	5,848
Short-term investments	130	8	4
Other	295	177	535
Total	166,307	172,416	177,769
Less investment expenses	(15,699)	(15,266)	(12,801)
Net investment income	$150,608	$157,150	$164,968

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.
	2016	2015	2014
Fixed maturity securities	$5,066	$569	$2,576
Equity securities	(190)	49	403
Real estate	955	4,228	642
Mortgage loans	(769)	(1,041)	(105)
Amortization of DAC, VOBA, and DRL	(173)	(38)	(147)
Net realized investment gains	$4,889	$3,767	$3,369

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides detail concerning realized investment gains and losses for the three years ended December 31.
	2016	2015	2014
Gross gains resulting from:
Sales of investment securities	$1,343	$360	$3,199
Investment securities called and other	4,641	3,354	3,084
Real estate	1,084	4,228	864
Total gross gains	7,068	7,942	7,147
Gross losses resulting from:
Sales of investment securities	(445)	(403)	(1,352)
Investment securities called and other	(43)	(212)	(419)
Sale of real estate and joint venture	(129)	—	(222)
Mortgage loans	(95)	(296)	(1,442)
Total gross losses	(712)	(911)	(3,435)
Change in allowance for loan losses	(674)	(745)	1,337
Amortization of DAC, VOBA, and DRL	(173)	(38)	(147)
Net realized investment gains, excluding other-than-temporary impairment losses	5,509	6,248	4,902

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(563)	(2,189)	(2,176)
Portion of loss recognized in other comprehensive income (loss)	(57)	(292)	643
Net other-than-temporary impairment losses recognized in earnings	(620)	(2,481)	(1,533)
Net realized investment gains	$4,889	$3,767	$3,369
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.
	2016	2015	2014
Proceeds	$42,603	$39,954	$38,527

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Non-Cash Investing Activity
Our non-cash investing transactions in 2016 consisted of a $5.0 million bond exchange with an issuer.  Non-cash investing transactions in 2015 consisted of the receipt of $0.6 million common stock for a bond reorganization.  Non-cash investing transactions in 2014 included $5.8 million of mortgage loan foreclosures transferred to real estate, along with a buyout of a joint venture partner that retired a mortgage loan of $2.7 million and the corresponding transfer of the $4.2 million book value to real estate.
Mortgage Loans
Investments in mortgage loans totaled $630.9 million at December 31, 2016, compared to $590.0 million at December 31, 2015.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $3.3 million at December 31, 2016 and $2.7 million at December 31, 2015.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.
We had 18% of our total investments in commercial mortgage loans at December 31, 2016, compared to 17% at December 31, 2015.  New commercial loans, including refinanced loans, totaled $171.3 million during 2016 and $164.0 million during 2015.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we typically require some amount of recourse from borrowers as another potential source of repayment.  The recourse requirement is determined as part of the underwriting requirements of each loan.  We added 51 new loans to the portfolio during 2016, and 94% of these loans had some amount of recourse requirement.  No new loans were purchased from institutional lenders during 2016.  The average loan-to-value ratio for the overall portfolio was 48% at December 31, 2016, up from 47% at December 31, 2015.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.7 million at December 31, 2016 and $1.6 million at December 31, 2015.  We have certain mortgage loans that have an unamortized premium, totaling $0.2 million as of December 31, 2016, compared to $0.4 million at December 31, 2015.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2016	2015
Principal outstanding	$634,222	$592,619
Allowance for loan losses	(3,333)	(2,659)
Carrying value	$630,889	$589,960

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table summarizes the amount of mortgage loans at December 31, 2016 and 2015, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2016	% of Total	2015	% of Total
Prior to 2007	$20,483	3%	$36,237	6%
2007	12,402	2%	17,722	3%
2008	14,821	2%	21,440	4%
2009	8,951	1%	11,544	2%
2010	16,257	3%	38,002	6%
2011	49,822	8%	81,357	14%
2012	87,607	14%	104,775	18%
2013	59,003	9%	62,808	10%
2014	51,758	8%	57,100	10%
2015	143,606	23%	161,634	27%
2016	169,512	27%	—	—%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies mortgage loans by geographic location at December 31.
	2016	% of Total	2015	% of Total
West south central	$119,443	19%	$112,093	19%
East north central	97,635	15%	71,178	12%
Pacific	95,555	15%	129,108	22%
South Atlantic	89,961	14%	71,599	12%
West north central	75,492	12%	84,210	14%
Middle Atlantic	64,396	10%	30,141	5%
Mountain	59,557	9%	67,526	11%
East south central	29,251	5%	26,764	5%
New England	2,932	1%	—	—%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2016	% of Total	2015	% of Total
Texas	$115,676	18%	$108,104	18%
California	76,746	12%	111,050	19%
Minnesota[1]	53,637	9%	58,841	10%
Ohio	40,903	7%	39,410	7%
New Jersey	39,401	6%	—	—%	[1]
Florida	34,508	5%	30,753	5%
All others	273,351	43%	244,461	41%
Principal outstanding	$634,222	100%	$592,619	100%
1 Concentration was less than 5% at December 31, 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table identifies mortgage loans by property type at December 31.  The Other category consists principally of apartments and retail properties.
	2016	% of Total	2015	% of Total
Industrial	$374,116	59%	$312,458	53%
Office	161,277	25%	181,912	30%
Medical	26,731	4%	28,042	5%
Other	72,098	12%	70,207	12%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies mortgage loans by maturity at December 31.
	2016	% of Total	2015	% of Total
Due in one year or less	$15,680	2%	$18,560	3%
Due after one year through five years	75,360	12%	107,219	18%
Due after five years through ten years	94,833	15%	129,232	22%
Due after ten years	448,349	71%	337,608	57%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies the commercial mortgage portfolio by current loan balance at December 31.
	2016	% of Total	2015	% of Total
$5 million or greater	$134,195	21%	$88,656	15%
$4 million to less than $5 million	41,313	6%	31,025	5%
$3 million to less than $4 million	55,588	9%	57,735	10%
$2 million to less than $3 million	127,731	20%	130,397	22%
$1 million to less than $2 million	188,359	30%	195,604	33%
Less than $1 million	87,036	14%	89,202	15%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.
	2016	% of Total	2015	% of Total
70% or greater	$93,724	15%	$66,330	11%
50% to 69%	336,722	53%	301,901	51%
Less than 50%	203,776	32%	224,388	38%
Principal outstanding	$634,222	100%	$592,619	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  The concentration in the west south central, east north central, and Pacific regions exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect areas of the regions.  We would not expect an occurrence in any of these areas to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet our underwriting and pricing parameters.  We refinanced eleven loans with outstanding balances of $17.5 million during the year ended December 31, 2016.  We refinanced 18 loans with outstanding balances of $22.8 million during the year ended December 31, 2015.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, we retain the commitment fee.  For additional information, please see Note 22 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2016	2015
Land	$36,425	$29,157
Buildings	159,510	141,936
Less accumulated depreciation	(31,196)	(36,291)
Real estate, commercial	164,739	134,802
Real estate, joint ventures	30,882	33,295
Total	$195,621	$168,097
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $1.4 million during 2016, $20.0 million during 2015, and $2.9 million during 2014.
We had $30.9 million in real estate joint ventures at year-end 2016, compared with $33.3 million at year-end 2015.  Included in these joint ventures, we are the holder of all shares in three subsidiary real estate ventures with a combined carrying value of $20.3 million at year-end 2016 and $20.6 million at year-end 2015.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  Based on information provided on January 26, 2017 by the Managing Member of the underlying joint ventures and with consideration given to ongoing disputes between our subsidiaries and the Managing Member, we have evaluated our interest in the joint venture to determine whether the underlying real estate was impaired and correspondingly whether our investment in the joint venture had an other-than-temporary impairment to be recognized.  In making our evaluation, we considered, among other things, recent activity in the subject real estate, other real estate in the surrounding area, and prospects for future activity.  We have concluded that no other-than-temporary impairment had occurred as of December 31, 2016.  The evaluation for other-than-temporary impairment involves significant judgment about the inputs into the valuation model, including significant assumptions regarding the planned use of the real estate, current and projected values of the real estate, the cost of future development and the associated cash flows expected, and the time period over which the real estate will be developed.  To the extent there are changes in the intended use or real estate absorption in the immediate area does not develop as expected, the estimated value of our investment could materially change.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $8.5 million at December 31, 2016, compared to $8.7 million at December 31, 2015.  In addition, the majority of our real estate joint ventures are non-income producing.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Cash and Short-Term Investments
Cash and short-term investments include cash and highly-liquid investments in institutional money market funds.  The carrying value of cash and short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Loans
We do not record mortgage, policy, or agent loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.
Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company's estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3.
Policy loans are made to policyholders under terms defined in the policy.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on the date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilize external third-party pricing services to determine the majority of our fair values on investment securities available for sale.  At both December 31, 2016 and December 31, 2015, approximately 98% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 1% was derived from internal matrices and calculations.  In the event that the primary pricing service does not provide a price, we utilize the price provided by a second pricing service.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the primary pricing service.  In the event a price is not available from either third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the primary third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 U.S. Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2016
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,108	$140,757	$—	$152,865
Federal agencies [1]	—	20,311	—	20,311
Federal agency issued residential mortgage-backed securities [1]	—	28,840	—	28,840
Subtotal	12,108	189,908	—	202,016
Corporate obligations:
Industrial	—	524,487	—	524,487
Energy	—	206,518	—	206,518
Communications and technology	—	245,717	—	245,717
Financial	—	209,133	—	209,133
Consumer	—	578,310	—	578,310
Public utilities	—	250,289	—	250,289
Subtotal	—	2,014,454	—	2,014,454
Corporate private-labeled residential mortgage-backed securities	—	44,532	—	44,532
Municipal securities	—	164,234	—	164,234
Other	—	91,795	400	92,195
Redeemable preferred stocks	—	13,476	—	13,476
Fixed maturity securities	12,108	2,518,399	400	2,530,907
Equity securities	4,950	19,046	—	23,996
Separate account assets	—	373,256	—	373,256
Total	$17,058	$2,910,701	$400	$2,928,159

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(2,158)	$(2,158)
Separate account liabilities	—	373,256	—	373,256
Total	$—	$373,256	$(2,158)	$371,098

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	2015
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,704	$146,421	$—	$156,125
Federal agencies [1]	—	21,197	—	21,197
Federal agency issued residential mortgage-backed securities [1]	—	37,559	—	37,559
Subtotal	9,704	205,177	—	214,881
Corporate obligations:
Industrial	—	544,509	—	544,509
Energy	—	227,019	—	227,019
Communications and technology	—	242,233	—	242,233
Financial	—	221,497	—	221,497
Consumer	—	549,301	—	549,301
Public utilities	—	240,299	—	240,299
Subtotal	—	2,024,858	—	2,024,858
Corporate private-labeled residential mortgage-backed securities	—	74,177	—	74,177
Municipal securities	—	152,849	—	152,849
Other	—	95,855	577	96,432
Redeemable preferred stocks	—	17,648	—	17,648
Fixed maturity securities	9,704	2,570,564	577	2,580,845
Equity securities	5,166	20,159	—	25,325
Separate account assets	—	372,924	—	372,924
Total	$14,870	$2,963,647	$577	$2,979,094

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(2,778)	$(2,778)
Separate account liabilities	—	372,924	—	372,924
Total	$—	$372,924	$(2,778)	$370,146
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:
	2016
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$577	$(2,778)
Included in earnings	—	1,237
Included in other comprehensive income (loss)	91	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	430
Sales	—	—
Other dispositions	(268)	(1,047)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$400	$(2,158)

	2015
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$759	$(1,094)
Included in earnings	(193)	(1,488)
Included in other comprehensive income (loss)	306	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	330
Sales	—	—
Other dispositions	(295)	(526)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$577	$(2,778)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	2014
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$1,433	$(4,703)
Included in earnings	(12)	3,145
Included in other comprehensive income (loss)	(421)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	592
Sales	—	—
Other dispositions	(241)	(128)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$759	$(1,094)
Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  We did not have any transfers between any levels at December 31, 2016, 2015 or 2014.
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2016.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,158)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.77%-1.32%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2015.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,778)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.87%-1.73%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Our mortality, lapse, benefit utilization, and nonperformance risk adjustments are unobservable.  Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2016	2015
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	0.2	0.2
A 10% increase in the benefit utilization	0.7	0.7
A 10 basis point increase in the credit spreads used for non-performance	(0.3)	(0.3)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2016
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$12,108	$2,518,399	$400	$2,530,907	$2,530,907
Equity securities available for sale	4,950	19,046	—	23,996	23,996
Mortgage loans	—	—	636,801	636,801	630,889
Policy loans	—	—	79,893	79,893	79,893
Cash and short-term investments	37,156	—	—	37,156	37,156
Separate account assets	—	373,256	—	373,256	373,256

Liabilities:
Individual and group annuities	—	—	1,056,759	1,056,759	1,075,576
Supplementary contracts and annuities without life contingencies	—	—	53,167	53,167	54,483
Separate account liabilities	—	373,256	—	373,256	373,256
Other policyholder funds - GMWB	—	—	(2,158)	(2,158)	(2,158)

	2015
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$9,704	$2,570,564	$577	$2,580,845	$2,580,845
Equity securities available for sale	5,166	20,159	—	25,325	25,325
Mortgage loans	—	—	606,708	606,708	589,960
Policy loans	—	—	81,392	81,392	81,392
Cash and short-term investments	30,325	—	—	30,325	30,325
Separate account assets	—	372,924	—	372,924	372,924

Liabilities:
Individual and group annuities	—	—	1,055,052	1,055,052	1,073,592
Supplementary contracts and annuities without life contingencies	—	—	52,636	52,636	54,136
Separate account liabilities	—	372,924	—	372,924	372,924
Other policyholder funds - GMWB	—	—	(2,778)	(2,778)	(2,778)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2016	2015
Receivables:
Agent receivables, net (allowance $660; 2015 - $1,197)	$1,661	$1,602
Investment-related financing receivables:
Mortgage loans, net (allowance $3,333; 2015 - $2,659)	630,889	589,960
Total financing receivables	$632,550	$591,562
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are long-term in nature and are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2016			2015
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$988	$346	$642	$959	$314	$645
Other agent receivables	1,333	314	1,019	1,840	883	957
Total	$2,321	$660	$1,661	$2,799	$1,197	$1,602
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2016	2015
Beginning of year	$1,197	$2,003
Additions	210	128
Deductions	(747)	(934)
End of year	$660	$1,197
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2016	2015
Mortgage loans collectively evaluated for impairment	$566,865	$585,207
Mortgage loans individually evaluated for impairment	67,357	7,412
Allowance for loan losses	(3,333)	(2,659)
Carrying value	$630,889	$589,960
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
The following table presents an aging schedule for delinquent payments for both principal and interest by property type.
		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2016
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	4,922	75	75	600	750
Other	—	—	—	—	—
Total	$4,922	$75	$75	$600	$750

December 31, 2015
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	5,064	74	—	—	74
Other	—	—	—	—	—
Total	$5,064	$74	$—	$—	$74
There was one mortgage loan that was over 90 days past due and in the process of foreclosure at December 31, 2016.  There was one mortgage loan that was 30 days past due at December 31, 2015.  Subsequently, payment was received on this loan and it was brought current.  There were no foreclosures in 2015.  We had no troubled loans that were restructured or modified in 2016 or 2015.
The following table details the activity of the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2016	2015
Beginning of year	$2,659	$1,914
Provision	674	745
Deductions	—	—
End of year	$3,333	$2,659

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
We increased our allowance for mortgage loan losses $0.7 million in 2016, largely due to the $40.9 million increase in the mortgage loan portfolio.  We increased our allowance for mortgage loan losses $0.7 million in 2015, largely the result of our view of credit trends under the current economic conditions.  We review the portfolio's risk profile and expected ongoing performance at least quarterly.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan's risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan's property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The tax credits reduce tax expense.
The following table provides information regarding our VIEs for the years ended December 31.
	2016	2015	2014
Federal income tax credits realized	$2,752	$2,752	$2,752
Amortization	1,543	1,232	1,120
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2016 and December 31, 2015.  The table includes investments in five real estate joint ventures and 19 affordable housing real estate joint ventures at December 31, 2016 and investments in five real estate joint ventures and 22 affordable housing real estate joint ventures at December 31, 2015.
	2016		2015
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,098	$21,098	$21,269	$21,269
Affordable housing real estate joint ventures	9,784	34,215	11,542	51,686
Total	$30,882	$55,313	$32,811	$72,955
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
At December 31, 2016 and December 31, 2015, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2016 included $14.6 million of losses which could be realized if the tax credits received by the VIEs were recaptured, compared to $28.6 million at December 31, 2015.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
7. Property and Equipment
Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method.  The home office is depreciated over 25 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information at December 31.
	2016	2015
Land	$766	$766
Home office complex	21,988	21,518
Furniture and equipment	41,237	42,183
	63,991	64,467
Accumulated depreciation	(48,138)	(47,887)
Property and equipment	$15,853	$16,580

Depreciation expense totaled $1.7 million during 2016, $1.6 million during 2015, and $1.7 million during 2014.

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the net asset value of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $373.3 million at December 31, 2016 and $372.9 million at December 31, 2015.  Variable universal life and variable annuity assets comprised 28% and 72% of this amount in 2016 compared to 27% and 73% of this amount in 2015.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2016	2015	2014
Balance at beginning of year	$372,924	$406,501	$393,416
Deposits on variable policyholder contracts	23,344	32,306	47,308
Transfers to general account	(3,880)	(5,726)	(5,859)
Investment performance	28,489	(13,720)	24,314
Policyholder benefits and withdrawals	(34,991)	(33,083)	(39,177)
Contract charges	(12,630)	(13,354)	(13,501)
Balance at end of year	$373,256	$372,924	$406,501

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
We have a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider was recorded at fair value of $116.5 million at December 31, 2016.  The fair value of the separate accounts with the GMWB rider was $118.0 million at December 31, 2015.  The GMWB guarantee liability was $(2.2) million at December 31, 2016 and $(2.8) million at December 31, 2015.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which we receive fees.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $373.3 million at December 31, 2016 and $372.9 million at December 31, 2015, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the direct block approximated $0.4 million at December 31, 2016 and $0.5 million at December 31, 2015.
In addition, we have an assumed closed block of business that totaled $295.7 million at December 31, 2016 and $292.4 million at December 31, 2015.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2016 and December 31, 2015.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.
Separate account balances for variable annuity contracts were $268.7 million at December 31, 2016 and $270.7 million at December 31, 2015.  The total reserve held for variable annuity GMDB was $0.1 million at December 31, 2016 and $0.1 million at December 31, 2015.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2016 and 2015 is provided below:
	2016			2015
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$211,861	$2,122	60.7	$211,281	$3,644	60.2
Return of the greater of the highest anniversary contract value or net deposits	8,046	431	68.5	8,161	758	67.5
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,977	66	67.4	7,528	146	67.7
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	41,840	5,303	62.7	43,686	6,419	62.2
Total	$268,724	$7,922	61.4	$270,656	$10,967	60.9

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2016	2015
Money market	$2,345	$3,171
Fixed income	19,078	19,670
Balanced	81,117	85,346
International equity	14,552	12,039
Intermediate equity	128,489	127,968
Aggressive equity	23,143	22,462
Total	$268,724	$270,656

9. Short-Duration Contracts
During 2016, we adopted FASB ASU No. 2015-09 Disclosures about Short-Duration Contracts.  Presented below are the required disclosures that we have determined to be material.
Incurred-but-not-reported liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at December 31, 2016.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product.
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2016 was $3.7 million, consisting of an undiscounted amount of $4.6 million and an aggregated discount amount deducted of  $0.9 million.  Discount rates ranged from 3.60% to 6.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2016.  The amounts for 2015 and earlier are unaudited.
Year Incurred	For the Years Ended December 31,					Total of Incurred-but-Not-Reported Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	2012	2013	2014	2015	2016
2012	$1,132	$1,087	$999	$993	$1,116	$—	528
2013		806	836	815	838	—	137
2014			868	955	799	—	177
2015				989	918	—	223
2016					1,694	597	164
				Total	$5,365

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2016.  The amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016
2012	$91	$373	$499	$605	$675
2013		91	336	449	501
2014			71	276	411
2015				100	390
2016					164
				Total	$2,141

All outstanding liabilities before 2012, net of reinsurance					$1,422

Liabilities for claims and claim adjustment expenses, net of reinsurance					$4,646
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31, 2016.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
Net outstanding liabilities:
Group long-term disability	$4,646
Other short-duration contracts	4,051
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	8,697

Reinsurance recoverable on unpaid claims:
Group long-term disability	26,554
Other short-duration contracts	6,595
Total reinsurance recoverable on unpaid claims	33,149

Insurance lines other than short-duration	26,300
Unallocated claims adjustment expenses	—
Impact of discounting	(8,123)
Other	—
18,177

Total gross liability for unpaid claims and claim adjustment expenses	$60,023
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2016.
	Years
	1	2	3	4	5
Group long-term disability	9.68%	27.92%	13.93%	7.85%	6.26%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
10. Unpaid Claims Liability
Disclosures for unpaid claims liabilities were expanded in 2016, resulting from our adoption of FASB ASU No. 2015-09 Disclosures about Short-Duration Contracts.
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability for the Individual Insurance, Group Insurance, and Old American segments.  Classified as policy and contract claims, but excluded from these tables, are amounts recorded for group life, individual life, and deferred annuities.  The amounts for 2015 and earlier are unaudited.
	Individual Insurance Segment
	2016	2015	2014
Gross liability at beginning of year	$995	$1,276	$1,314
Less reinsurance recoverable	(595)	(761)	(690)
Net liability at beginning of year	400	515	624
Incurred benefits related to:
Current year	65	93	128
Prior years [1]	5	(36)	(24)
Total incurred benefits	70	57	104
Paid benefits related to:
Current year	36	56	78
Prior years	94	116	135
Total paid benefits	130	172	213
Net liability at end of year	340	400	515
Reinsurance recoverable	445	595	761
Gross liability at end of year	$785	$995	$1,276
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
	Group Insurance Segment
	2016	2015	2014
Gross liability at beginning of year	$26,045	$25,345	$24,057
Less reinsurance recoverable	(20,142)	(19,369)	(18,502)
Net liability at beginning of year	5,903	5,976	5,555
Incurred benefits related to:
Current year	26,069	26,067	26,803
Prior years [1]	(503)	(356)	(7)
Total incurred benefits	25,566	25,711	26,796
Paid benefits related to:
Current year	22,264	22,827	23,243
Prior years	3,035	2,957	3,132
Total paid benefits	25,299	25,784	26,375
Net liability at end of year	6,170	5,903	5,976
Reinsurance recoverable	19,850	20,142	19,369
Gross liability at end of year	$26,020	$26,045	$25,345
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	Old American Segment
	2016	2015	2014
Gross liability at beginning of year	$6,132	$8,070	$8,517
Less reinsurance recoverable	(6,054)	(7,992)	(8,375)
Net liability at beginning of year	78	78	142
Incurred benefits related to:
Current year	128	113	106
Prior years [1]	(64)	(58)	(130)
Total incurred benefits	64	55	(24)
Paid benefits related to:
Current year	49	37	31
Prior years	12	18	9
Total paid benefits	61	55	40
Net liability at end of year	81	78	78
Reinsurance recoverable	5,260	6,054	7,992
Gross liability at end of year	$5,341	$6,132	$8,070
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets.  The amounts for 2015 and earlier are unaudited.
	2016	2015	2014
Individual Insurance Segment:
Individual accident and health	$785	$995	$1,276
Individual life	16,624	20,936	17,856
Deferred annuity	3,221	2,310	3,628
Subtotal	20,630	24,241	22,760

Group Insurance Segment:
Group accident and health	26,020	26,045	25,345
Group life	1,671	1,962	2,550
Subtotal	27,691	28,007	27,895

Old American Segment:
Individual accident and health	5,341	6,132	8,070
Individual life	6,361	6,524	6,832
Subtotal	11,702	12,656	14,902

Total	$60,023	$64,904	$65,557

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
11. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 8% of total statutory premiums in 2016, compared to 9% in 2015.  Assumed participating business accounted for 99% of total participating statutory premiums in both 2016 and 2015.  Participating business equaled 11% of total life insurance in force at December 31, 2016, compared to 12% at December 31, 2015.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2016 and December 31, 2015.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
12. Debt
We had no notes payable at December 31, 2016 or December 31, 2015.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.8 million at December 31, 2016, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2016, 2015, and 2014.
We have unsecured revolving lines of credit with two major commercial banks.  The lines available totaled $70.0 million at December 31, 2016 and December 31, 2015 with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2017.  We anticipate renewing these lines as they come due.

13. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2016	2015	2014
Current income tax expense	$5,069	$9,048	$8,065
Deferred income tax expense	3,659	3,922	4,929
Total income tax expense	$8,728	$12,970	$12,994
The following table provides information about taxes paid for the years ended December 31.
	2016	2015	2014

Cash paid for income taxes	$4,933	$5,754	$8,756
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2016	2015	2014
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(5)%	(4)%	(4)%
Permanent differences and other	(2)%	—%	(1)%
Effective income tax rate	28%	31%	30%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2016	2015
Deferred tax assets:
Future policy benefits	$18,327	$21,257
Employee retirement benefits	18,760	31,293
Other	6,725	—
Deferred tax assets	43,812	52,550
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	6,431	5,200
Unrealized investment gains	32,476	33,482
Capitalization of DAC, net of amortization	60,216	59,533
Value of business acquired	8,081	8,499
Property and equipment, net	4,797	4,970
Other	—	69
Deferred tax liabilities	112,001	111,753
Net deferred tax liability	68,189	59,203
Current tax asset	(1,937)	(529)
Income taxes payable	$66,252	$58,674
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.  In management's opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2013.  We are not currently under examination by the Internal Revenue Service (IRS).
Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:
	2016	2015
Beginning of year	$535	$22
Additions based on tax positions related to the current year	—	94
Additions (reductions) for tax positions of prior years	(535)	419
End of year	$—	$535
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized $0.1 million tax benefit related to tax penalty and interest expense in 2016.  The Company recognized no tax penalty and interest expense in and 2015 and $0.1 million tax penalty and interest expense in 2014.
We had no material uncertain tax positions at December 31, 2016 or December 31, 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Income tax expense is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2016	2015	2014
Income tax expense	$8,728	$12,970	$12,994
Stockholders' equity:
Related to:
Change in net unrealized gains on securities available for sale	(1,004)	(27,600)	17,568
Effect on DAC, VOBA, and DRL	850	4,013	(530)
Change in future policy benefits	(1,056)	2,646	(3,730)
Change in policyholder account balances	(6)	149	(130)
Change in benefit plan obligations	6,543	196	(8,400)
Total income tax expense (benefit) included in financial statements	$14,055	$(7,626)	$17,772

14. Pensions and Other Postemployment Benefits (OPEB)
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants' accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.50%.
The Plan credits interest to eligible participants at the greater of 5.50% or the 30-year U.S. Treasury Rate as defined under the Plan.  During 2016, the IRS mandated that qualified pension plans adopt one of three interest crediting methodologies.  The Plan was amended effective January 1, 2017 to change its interest crediting rate to be the greater of 5.00% or the 30-year U.S. Treasury Rate.
In September 2016, the Plan was amended to allow for a one-time payment of benefits to certain qualified participants.  Benefits in the form of cash lump sum payments or rollovers of lump sum benefits to qualified financial institutions were elected by certain participants.  Total benefits paid under this one-time offer equaled $2.3 million or 1.60% of the projected benefit obligation as of December 31, 2015 and were not considered to be a significant event.
The benefits expected to be paid in each year from 2017 through 2021 are as follows: $11.6 million in 2017; $10.7 million in 2018; $9.8 million in 2019; $8.8 million in 2020; and $8.8 million in 2021.  The aggregate benefits expected to be paid in the five years from 2022 through 2026 are $43.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2016 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2017 contribution for the plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2016	2015	Target Allocation

Equity securities	41%	38%	33% - 43%
Asset allocation and alternative assets	30%	29%	23% - 33%
Debt securities	28%	31%	26% - 42%
Cash and cash equivalents	1%	2%	0% - 2%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Certain of our pension plan assets consist of investments in pooled separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The Plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2017.
The current assumption for the expected long-term rate of return on plan assets is 7.50%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.
The assumed discount rate used to determine the benefit obligation was 3.69% for pension benefits and was 4.02% for postemployment benefits.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2016.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
We adopted the updated mortality tables issued by the Society of Actuaries during 2015.  These tables were updated because of additional Social Security mortality information and reflect shorter life expectancy, which may result in a lower benefit obligation for certain pension plans.  The result of the adoption of this updated table was a decrease of $2.2 million in the Plan's benefit obligation.  These same tables were used during 2016.
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2017 through 2021 are as follows: $0.8 million in 2017; $0.8 million in 2018; $0.9 million in 2019; $0.9 million in 2020; and $1.0 million in 2021.  The aggregate benefits expected to be paid in the five years from 2022 through 2026 are $5.8 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2016.  Contributions to the plan in 2016 were $0.5 million.  The 2017 contribution for the plan is estimated to be $0.8 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in 2016, $0.1 million in 2015, and $0.1 million in 2014.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in 2016, $0.3 million in 2015, and $0.3 million in 2014.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents' prior year paid commissions.  Contributions to the plans were $2.1 million in 2016, 2015, and 2014.  We may contribute

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2016 or 2015.
During 2015, we terminated our employee stock ownership plan, which was a non-contributory trusteed employee stock ownership plan that covered substantially all salaried employees.  No contributions have been made to this plan since 1992.  The final valuation date for the assets held by the plan was September 30, 2015, and distribution of the plan's assets occurred in the fourth quarter of 2015.
We recognize the funded status of our defined benefit pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.
The following tables provide information regarding pension benefits and other benefits for the years ended December 31.
	Pension Benefits		OPEB
	2016	2015	2016	2015
Change in projected benefit obligation:
Benefit obligation at beginning of year	$144,395	$157,713	$34,616	$36,456
Service cost	—	—	518	686
Interest cost	5,333	5,424	1,452	1,402
Plan participants' contributions	—	—	496	512
Plan changes	(1,538)	—	—	—
Actuarial gain	(1,504)	(8,860)	(13,055)	(3,168)
Benefits paid	(12,824)	(9,882)	(967)	(1,272)
Benefit obligation at end of year	$133,862	$144,395	$23,060	$34,616

Change in plan assets:
Fair value of plan assets at beginning of year	$130,858	$137,987	$—	$—
Return on plan assets	10,231	(3,275)	—	—
Plan participants' contributions	—	—	496	512
Company contributions	6,028	6,028	471	760
Benefits paid	(12,824)	(9,882)	(967)	(1,272)
Fair value of net plan assets at end of year	$134,293	$130,858	$—	$—

Funded status at end of year	$(431)	$13,537	$23,060	$34,616

	Pension Benefits		OPEB
	2016	2015	2016	2015
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$75,108	$80,090	$(8,877)	$4,274
Prior service credit	(1,538)	—	(925)	(1,901)
Total accumulated other comprehensive income (loss)	$73,570	$80,090	$(9,802)	$2,373

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		OPEB
	2016	2015	2016	2015
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(2,333)	$4,334	$(13,055)	$(3,168)
Unrecognized prior service credit	(1,538)	—	—	—
Amortization of net loss	(2,649)	(2,400)	(96)	(471)
Amortization of prior service credit	—	—	976	1,146
Total (gain) loss recognized in other comprehensive income (loss)	$(6,520)	$1,934	$(12,175)	$(2,493)
	Pension Benefits		OPEB
	2016	2015	2016	2015
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$133,862	$144,395	$—	$—
Accumulated benefit obligation	133,862	144,395	—	—
Fair value of plan assets	134,293	130,858	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	3.69%	3.84%	4.02%	4.26%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.84%	3.57%	4.26%	3.90%
Expected return on plan assets	7.50%	7.50%	—	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2016	2015
Fixed maturity securities:
United States Government	$666	$2,071
Industrial and public utility	16,050	18,697
Investment funds:
Mutual funds	44,548	40,292
Hedge fund	18,679	18,877
Collective trust	42,995	38,295
Limited partnerships	10,443	9,992
Other invested assets	14	32
Cash and cash equivalents	723	2,379
Receivables	178	245
Fair value of assets at end of year	134,296	130,880
Liabilities:
Accrued liabilities	3	22
Total liabilities	3	22
Fair value of net plan assets at end of year	$134,293	$130,858

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following tables provide the fair value hierarchy, as described in Note 4, for pension plan assets at December 31.
	2016
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
United States Government	$—	$666	$—	$666
Industrial and public utility	—	16,050	—	16,050
Mutual funds	44,548	—	—	44,548
Other invested assets	—	—	14	14
Total assets in the fair value hierarchy	44,548	16,716	14	61,278
Investments measured at net asset value: [1]
Hedge fund				18,679
Collective trust				42,995
Limited partnerships				10,443
Investments at fair value	$44,548	$16,716	$14	$133,395

	2015
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
United States Government	$—	$2,071	$—	$2,071
Industrial and public utility	—	18,697	—	18,697
Mutual funds	40,292	—	—	40,292
Other invested assets	—	—	32	32
Total assets in the fair value hierarchy	40,292	20,768	32	61,092
Investments measured at net asset value: [1]
Hedge fund				18,877
Collective trust				38,295
Limited partnerships				9,992
Investments at fair value	$40,292	$20,768	$32	$128,256
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2016	2015
Beginning balance	$32	$50
Losses realized and unrealized	(18)	(18)
Ending balance	$14	$32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides the components of net periodic benefit cost for the years ended December 31.
	Pension Benefits			OPEB
	2016	2015	2014	2016	2015	2014
Service cost	$—	$—	$—	$518	$686	$611
Interest cost	5,333	5,424	6,202	1,452	1,402	1,499
Expected return on plan assets	(9,403)	(9,919)	(10,322)	—	—	—
Amortization of:
Unrecognized actuarial net loss	2,649	2,400	1,718	96	471	87
Unrecognized prior service credit	—	—	—	(976)	(1,146)	(1,146)
Net periodic benefit cost (credit)	(1,421)	(2,095)	(2,402)	1,090	1,413	1,051
Total recognized in other comprehensive income (loss)	(6,520)	1,934	18,915	(12,175)	(2,493)	5,086
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(7,941)	$(161)	$16,513	$(11,085)	$(1,080)	$6,137
The following table provides the estimated net loss and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2017.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,638	$(833)
Prior service credit	(66)	(825)
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$224	$(178)
Postemployment benefit obligation	3,597	(2,911)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.50%, decreasing gradually to 5.00% in 2027 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
15. Share-Based Payment
We have an omnibus incentive plan that includes a long-term incentive benefit for senior management.  The plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2016.
Defined Measurement Period	Number of Units	Grant Price
2014-2016	162,063	$48.06
2015-2017	186,962	$47.87
2016-2018	152,857	$43.495
2017-2019*	146,772	$48.01
*  Effective January 1, 2017
The plan made a payment of $1.7 million during 2016 for the three-year interval ended December 31, 2015 and a payment of $3.8 million during 2015 for the three-year interval ended December 31, 2014.  The plan made a payment of $3.8 million during 2014 for the three-year interval ended December 31, 2013.  The cost of share-based compensation accrued as an operating expense during 2016 was $1.0 million, net of tax.  The change in accrual that reduced operating expense during 2015 was $0.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2014 was $1.4 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
16. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2016	2015	2014
Life insurance in force (in millions) :
Direct	$28,838	$28,104	$27,978
Ceded	(13,245)	(13,296)	(13,546)
Assumed	3,409	3,666	4,006
Net	$19,002	$18,474	$18,438

Premiums:
Life insurance:
Direct	$171,314	$159,692	$162,110
Ceded	(47,122)	(46,262)	(45,703)
Assumed	2,304	2,415	2,479
Net	$126,496	$115,845	$118,886

Accident and health:
Direct	$55,400	$54,465	$57,603
Ceded	(10,077)	(10,135)	(10,941)
Net	$45,323	$44,330	$46,662
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $19.4 million at December 31, 2016 and $20.8 million at December 31, 2015.  The reserve for future policy benefits ceded under this agreement was $11.5 million at December 31, 2016 and $12.2 million at December 31, 2015.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $0.8 billion at December 31, 2016 and $0.9 billion at December 31, 2015.  Premiums totaled $6.8 million during 2016, $7.0 million during 2015, and $7.3 million during 2014.
Reinsurance recoverables were $187.9 million at year-end 2016, consisting of reserves ceded of $175.9 million and claims ceded of $12.0 million.  Reinsurance recoverables were $198.8 million at year-end 2015, consisting of reserves ceded of $178.7 million and claims ceded of $20.1 million.
The maximum retention on any one life during 2016 and 2015 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2016, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$46,551	25%
Security Life of Denver	A	24,075	13%
RGA Reinsurance Company	A+	20,807	11%
Union Security Insurance Company	A-	12,374	6%
Employers Reassurance Corporation	A-	11,769	6%
Lewer Life Insurance Company	B	10,617	6%
Other (22 Companies)		61,747	33%
Total		$187,940	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2016 and 2015, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $0.9 billion of life insurance in force at both December 31, 2016 and December 31, 2015.  This block generated life insurance premiums of $2.2 million in 2016, $2.3 million in 2015, and $2.4 million in 2014.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $295.7 million of separate account balances at December 31, 2016, which are included in the financial statements of American Family, compared to $292.4 million at December 31, 2015.  This block consisted of $0.6 million of future policy benefits and $28.5 million in fixed fund balances that are included in policyholder account balances in the Company's Consolidated Balance Sheets at December 31, 2016.  This block consisted of $0.6 million of future policy benefits and $26.5 million in fixed fund balances at December 31, 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
17. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).
	Year Ended December 31, 2016
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$2,201	$771	$1,430
Equity securities	(551)	(193)	(358)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,139	1,799	3,340
Other-than-temporary impairment losses recognized in earnings	(563)	(196)	(367)
Other-than-temporary impairment losses recognized in other comprehensive income	(57)	(21)	(36)
Net unrealized losses excluding impairment losses	(2,869)	(1,004)	(1,865)
Change in benefit plan obligations	18,695	6,543	12,152
Effect on DAC, VOBA, and DRL	2,427	850	1,577
Future policy benefits	(3,016)	(1,056)	(1,960)
Policyholder account balances	(16)	(6)	(10)
Other comprehensive income	$15,221	$5,327	$9,894
Net income			22,316
Comprehensive income			$32,210

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	Year Ended December 31, 2015
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(78,242)	$(27,386)	$(50,856)
Equity securities	(46)	(16)	(30)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	3,048	1,067	1,981
Other-than-temporary impairment losses recognized in earnings	(2,189)	(766)	(1,423)
Other-than-temporary impairment losses recognized in other comprehensive loss	(292)	(103)	(189)
Net unrealized losses excluding impairment losses	(78,855)	(27,600)	(51,255)
Change in benefit plan obligations	560	196	364
Effect on DAC, VOBA, and DRL	11,465	4,013	7,452
Future policy benefits	7,559	2,646	4,913
Policyholder account balances	425	149	276
Other comprehensive loss	$(58,846)	$(20,596)	$(38,250)
Net income			29,226
Comprehensive loss			$(9,024)

	Year Ended December 31, 2014
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$50,805	$17,781	$33,024
Equity securities	1,880	658	1,222
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,025	1,409	2,616
Other-than-temporary impairment losses recognized in earnings	(2,176)	(762)	(1,414)
Other-than-temporary impairment gains recognized in other comprehensive income	643	225	418
Net unrealized gains excluding impairment losses	50,193	17,567	32,626
Change in benefit plan obligations	(24,001)	(8,400)	(15,601)
Effect on DAC, VOBA, and DRL	(1,516)	(531)	(985)
Future policy benefits	(10,659)	(3,731)	(6,928)
Policyholder account balances	(372)	(130)	(242)
Other comprehensive income	$13,645	$4,775	$8,870
Net income			29,990
Comprehensive income			$38,860

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2016, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$59,163	$3,085	$(53,600)	$(11,069)	$(12,493)	$(296)	$(15,210)
Other comprehensive income (loss) before reclassification	(3,870)	(932)	12,152	1,689	(1,960)	(10)	7,069
Amounts reclassified from accumulated other comprehensive income (loss)	3,340	(403)	—	(112)	—	—	2,825
Net current period other comprehensive income (loss)	(530)	(1,335)	12,152	1,577	(1,960)	(10)	9,894
End of year	$58,633	$1,750	$(41,448)	$(9,492)	$(14,453)	$(306)	$(5,316)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2015, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$110,362	$3,141	$(53,964)	$(18,521)	$(17,406)	$(572)	$23,040
Other comprehensive income (loss) before reclassification	(53,180)	1,556	364	7,477	4,913	276	(38,594)
Amounts reclassified from accumulated other comprehensive income (loss)	1,981	(1,612)	—	(25)	—	—	344
Net current period other comprehensive income (loss)	(51,199)	(56)	364	7,452	4,913	276	(38,250)
End of year	$59,163	$3,085	$(53,600)	$(11,069)	$(12,493)	$(296)	$(15,210)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2016	2015	2014
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains, excluding impairment losses [1]	$5,139	$3,048	$4,025
Income tax expense [2]	(1,799)	(1,067)	(1,409)
Net of taxes	3,340	1,981	2,616

Other-than-temporary impairment losses [1]	(620)	(2,481)	(1,533)
Income tax benefit [2]	217	869	537
Net of taxes	(403)	(1,612)	(996)

Reclassification adjustment related to DAC, VOBA, and DRL [1]	(173)	(38)	(147)
Income tax benefit [2]	61	13	51
Net of taxes	(112)	(25)	(96)

Total pre-tax reclassifications	4,346	529	2,345
Total income tax expense	(1,521)	(185)	(821)
Total reclassification, net taxes	$2,825	$344	$1,524
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

18. Earnings Per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding were 9,683,414 shares during 2016, 10,614,068 shares during 2015, and 10,927,705 shares during 2014.  The number of shares outstanding at both December 31, 2016 and December 31, 2015 was 9,683,414.

19. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, and group disability products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as "customer revenues" for segment reporting purposes.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, and Old American for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following tables provide selected financial statement items of each of the operating segments for the three years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2016
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$141,557	$56,967	$84,429	$282,953
Interest credited to policyholder account balances	72,814	—	—	72,814
Amortization of deferred acquisition costs	10,070	—	17,763	27,833
Income tax expense	8,108	44	576	8,728
Net income	20,974	86	1,256	22,316

Assets	4,051,014	8,834	389,565	4,449,413

	2015
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$137,001	$55,576	$79,628	$272,205
Interest credited to policyholder account balances	74,326	—	—	74,326
Amortization of deferred acquisition costs	13,411	—	14,937	28,348
Income tax expense	11,111	166	1,693	12,970
Net income	25,969	308	2,949	29,226

Assets	4,035,016	9,299	377,558	4,421,873

	2014
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$150,523	$57,852	$75,822	$284,197
Interest credited to policyholder account balances	76,463	—	—	76,463
Amortization of deferred acquisition costs	23,668	—	17,220	40,888
Income tax expense	11,632	282	1,080	12,994
Net income	27,649	523	1,818	29,990

Assets	4,184,516	9,688	377,663	4,571,867

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
20. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2016:
Total revenues	$112,554	$108,524	$112,209	$111,735

Total benefits and expenses	106,321	101,002	102,055	104,600

Net income	4,257	5,242	7,193	5,624

Per common share,
basic and diluted	0.44	0.54	0.74	0.58

2015:
Total revenues	$110,805	$108,873	$112,261	$108,912

Total benefits and expenses	101,283	93,317	104,101	99,954

Net income	6,778	10,899	5,435	6,114

Per common share,
basic and diluted	0.63	1.01	0.52	0.59

21. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life's net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2016	2015	2014

Net gain from operations	$11,457	$27,390	$27,167

Net income	12,457	29,149	26,697

Capital and surplus	323,304	297,612	338,422
The change in capital and surplus in 2016 was largely attributable to a $19.9 million reduction in the liability for pension and OPEB, net income of $12.5 million, and a $7.0 million increase in net unrealized gains.  These changes were partially offset by stockholder dividends paid of $10.5 million and a $4.6 million increase in asset valuation reserve.  The decrease in capital and surplus in 2015 was largely attributable to $58.4 million in stock purchases, including $47.6 million from the reverse/forward stock split transaction that occurred during the fourth quarter of 2015.
Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2016 in the above table includes capital and surplus of $25.5 million for Old American and $32.4 million for Sunset Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.
The maximum stockholder dividends payable by Kansas City Life without prior approval in 2017 is $32.3 million, 10% of December 31, 2016 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2017 is $2.6 million, 10% of December 31, 2016 capital and surplus.  The maximum stockholder dividends payable by Sunset

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Life without prior approval in 2017 is $3.2 million, 10% of December 31, 2016 capital and surplus.  We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the three insurance companies was within the range of approximately 700% to 1,000%, well in excess of the control level at December 31, 2016.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $12.1 million at both December 31, 2016 and December 31, 2015 and $12.2 million at December 31, 2014.

22. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2016, we had purchase commitments to fund mortgage loans of $15.9 million.
Subsequent to December 31, 2016 we entered into commitments to fund additional mortgage loans of $20.8 million.
Contingent Liabilities
We are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.
We are involved in litigation from time to time both as a defendant and as a plaintiff, in the ordinary course of business.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on our business, financial position, or results of operations.
In accordance with applicable accounting guidelines, we establish an accrued liability for litigation and regulatory matters, when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, we establish an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.
Based on currently available information, we do not believe that any litigation, proceeding, or other matter to which we are a party or otherwise involved will have a material adverse effect on our financial condition or cash flows.  However, in light of the uncertainties involved in such matters, we are unable to predict the outcome or the timing of the ultimate resolution of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required of any of the insurance companies as a result of that examination.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File ("Death Master File") in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.

23. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2016 through March 13, 2017, the date the consolidated financial statements were issued.
On January 23, 2017, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 8, 2017 to stockholders of record on February 2, 2017.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2016.

Independent Auditor's Report

The Audit Committee and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of comprehensive income, stockholders' equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

The Audit Committee and Stockholders
Kansas City Life Insurance Company

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
/s/ BKD, LLP

Kansas City, Missouri
March 13, 2017

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2016 and 2015

TABLE OF CONTENTS Statement of Net Assets Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2016

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II - P	448,318	$4.81	95,527	$18.460	6,722	$13.450	30,624	$9.879	2,156	2,925
High Income Bond Fund II - P	207,795	6.84	34,950	31.870	3,511	27.824	7,547	27.797	1,421	1,389
Government Money Fund II - S	1,215,646	1.00	73,456	13.066	-	12.977	22,825	11.209	1,216	1,216

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	203,007	26.00	122,569	37.051	13,626	27.448	17,172	21.134	5,278	4,351
Growth Series - Initial Class Shares	222,399	38.76	194,864	39.833	14,869	30.605	19,894	20.263	8,620	6,142
Total Return Series - Initial Class Shares	134,710	23.18	60,630	36.590	9,069	29.984	29,491	21.437	3,123	2,778
Total Return Bond Series - Initial Class Shares	137,144	13.09	54,664	24.615	4,200	24.572	16,995	20.385	1,795	1,777
Utilities Series - Initial Class Shares	300,470	26.81	99,392	63.980	10,252	50.798	39,778	29.557	8,056	8,015

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	110,632	9.71	40,559	22.370	1,198	22.180	6,454	21.752	1,074	1,126

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	210,117	13.98	73,437	33.349	1,583	33.871	17,064	25.476	2,937	2,836
VP International Fund - Class I	402,511	9.37	131,116	24.116	6,150	19.121	33,194	14.820	3,772	3,579
VP Value Fund - Class I	516,358	10.48	169,588	20.482	16,326	21.500	54,387	29.179	5,411	3,719
VP Income & Growth Fund - Class I	140,826	9.32	68,334	13.762	11,970	14.458	9,516	20.911	1,312	1,094
VP Ultra® Fund - Class I	81,636	15.45	29,901	23.885	1,627	24.798	20,090	25.224	1,261	991
VP Mid Cap Value Fund - Class I	10,623	21.11	6,877	24.591	1,444	25.323	724	25.663	224	181

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	67,480	10.11	33,140	14.145	4,125	14.686	10,234	14.938	682	720

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	94,748	41.01	121,132	27.643	2,527	27.540	23,921	19.547	3,886	3,671
Opportunistic Small Cap Portfolio - Initial Shares	114,324	49.44	165,648	26.346	16,144	24.254	47,348	18.933	5,652	4,022

Dreyfus Stock Index Fund, Inc. - Initial Shares	385,575	45.86	470,100	30.620	48,197	29.722	86,452	21.461	17,683	13,199

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	20,454	37.86	11,787	51.058	2,128	53.596	3,454	16.948	774	690

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	40,266	27.02	21,675	31.453	7,667	33.017	7,295	20.987	1,088	742
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	166,174	22.49	62,465	38.834	3,470	40.765	41,772	28.011	3,737	2,985
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	180,012	10.98	37,310	37.004	1,602	38.419	13,674	39.079	1,977	1,543

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	159,854	15.42	67,030	23.455	3,928	24.533	35,072	22.708	2,465	2,371
Franklin Small-Mid Cap Growth VIP Fund - Class 2	47,083	16.27	42,366	13.218	920	13.826	9,826	19.676	766	931
Templeton Developing Markets VIP Fund - Class 2	238,538	7.36	51,555	20.786	3,278	21.741	22,931	26.723	1,756	2,068
Templeton Foreign VIP Fund - Class 2	197,436	13.61	56,545	31.289	2,722	32.845	49,620	16.696	2,688	2,808

See accompanying Notes to Financial Statements
1

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	247,356	14.24	79,272	27.323	10,476	28.680	45,763	23.074	3,522	3,448

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	9,392	53.58	44,414	7.589	9,987	7.939	6,307	13.770	503	384
V.I. Technology Fund - Series I Shares	19,990	17.89	58,984	4.648	-	4.862	6,284	13.280	358	340
V.I. Core Equity Fund - Series I Shares	41,647	34.58	71,328	12.450	3,986	13.023	30,403	16.452	1,441	1,302

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	72,354	20.64	90,226	12.133	1,359	12.691	22,202	17.179	1,493	1,269
Seligman Global Technology Fund (Class 2)	86,895	20.50	68,699	20.859	672	21.818	10,721	31.127	1,781	1,686
Select Smaller-Cap Value Fund (Class 2)	105,889	21.30	42,659	32.633	1,447	33.880	23,630	34.463	2,255	1,554

Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Service Class 2	29,855	32.45	47,663	16.582	1,556	17.029	8,815	17.237	969	849
VIP Freedom Income Portfolio - Service Class 2	5,590	10.93	1,040	12.602	3,708	12.942	-	13.099	61	60
VIP Freedom 2010 Portfolio - Service Class 2	10,878	12.24	9,437	13.605	340	13.972	-	14.142	133	126
VIP Freedom 2015 Portfolio - Service Class 2	1,303	12.33	832	13.600	340	13.966	-	14.136	16	15
VIP Freedom 2020 Portfolio - Service Class 2	10,970	12.49	9,624	13.395	-	13.756	583	13.923	137	126
VIP Freedom 2025 Portfolio - Service Class 2	8,862	12.87	1,886	13.932	6,130	14.307	5	14.481	114	87
VIP Freedom 2030 Portfolio - Service Class 2	12,418	12.69	10,671	13.534	-	13.898	936	14.067	158	137
VIP Freedom 2035 Portfolio - Service Class 2	801	19.27	984	15.685	-	15.975	-	16.109	15	14
VIP Freedom 2040 Portfolio - Service Class 2	818	18.30	950	15.761	-	16.053	-	16.187	15	14
VIP Freedom 2045 Portfolio - Service Class 2	2,894	18.22	3,326	15.855	-	16.148	-	16.283	53	52
VIP Freedom 2050 Portfolio - Service Class 2	3,231	16.47	3,351	15.883	-	16.177	-	16.312	54	51

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	805	11.20	810	11.131	-	11.275	-	11.341	9	9
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4,757	11.30	3,341	11.339	-	11.485	1,373	11.553	54	52
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	8,686	10.87	8,180	11.072	-	11.215	341	11.280	95	96

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	3	11.14	3	9.546	-	9.564	-	9.572	-	-
Global Growth Fund - Class 2 Shares	476	23.85	1,101	10.309	-	10.328	-	10.336	11	12
New World Fund® - Class 2 Shares	63	19.54	119	10.341	-	10.360	-	10.369	1	1
Growth-Income Fund - Class 2 Shares	111	44.00	451	10.809	-	10.829	-	10.838	5	5
Capital Income Builder® - Class 2 Shares	3	9.46	3	9.948	-	9.966	-	9.974	-	-
Asset Allocation Fund - Class 2 Shares	-	-	-	10.586	-	10.605	-	10.614	-	-

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	349	10.64	10	10.400	-	10.419	346	10.427	4	4
Managed Risk International Fund - Class P2 Shares	747	8.83	319	9.814	-	9.832	352	9.840	7	7
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	2,783	11.61	269	10.555	-	10.575	2,785	10.583	32	31
Managed Risk Growth-Income Fund - Class P2 Shares	2,636	11.02	-	10.433	-	10.452	2,777	10.461	29	28
Managed Risk Asset Allocation Fund - Class P2 Shares	33,179	12.01	37,259	10.502	-	10.521	683	10.530	398	394
Total Net Assets									104,533	90,022

See accompanying Notes to Financial Statements
2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$40	85	-	41	4	88	61	313	33
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	19	11	11	45	77	24	14	67	9
Net Investment Income (Loss)	21	74	(11)	(4)	(73)	64	47	246	24
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(186)	(11)	-	189	503	63	12	19	(14)
Capital Gains Distributions	-	-	-	527	532	99	-	184	-
Unrealized Appreciation (Depreciation)	45	115	-	(317)	(832)	12	(2)	353	63
Net Gain (Loss) on Investments	(141)	104	-	399	203	174	10	556	49

Change in Net Assets from Operations	$(120)	178	(11)	395	130	238	57	802	73

See accompanying Notes to Financial Statements
3

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	40	87	30	4	4	12	63	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	24	32	38	10	10	2	5	32	41
Net Investment Income (Loss)	(24)	8	49	20	(6)	2	7	31	(41)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	6	52	251	44	49	11	(7)	39	165
Capital Gains Distributions	283	-	-	24	51	11	6	554	406
Unrealized Appreciation (Depreciation)	(198)	(309)	615	64	(47)	19	18	(369)	267
Net Gain (Loss) on Investments	91	(257)	866	132	53	41	17	224	838

Change in Net Assets from Operations	$67	(249)	915	152	47	43	24	255	797

See accompanying Notes to Financial Statements
4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$342	10	11	18	16	29	-	14	51
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	141	7	8	26	14	19	6	13	20
Net Investment Income (Loss)	201	3	3	(8)	2	10	(6)	1	31
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	556	11	66	85	60	25	(23)	(109)	(52)
Capital Gains Distributions	594	76	39	282	95	-	89	-	45
Unrealized Appreciation (Depreciation)	388	(21)	(3)	281	84	(42)	(32)	372	146
Net Gain (Loss) on Investments	1,538	66	102	648	239	(17)	34	263	139

Change in Net Assets from Operations	$1,739	69	105	640	241	(7)	28	264	170

See accompanying Notes to Financial Statements
5

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$84	-	-	10	-	-	-	6	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	26	4	3	10	12	14	15	8	-
Net Investment Income (Loss)	58	(4)	(3)	-	(12)	(14)	(15)	(2)	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	4	15	4	21	33	40	89	9	-
Capital Gains Distributions	89	44	17	94	-	573	-	68	1
Unrealized Appreciation (Depreciation)	37	(48)	(24)	9	(2)	(316)	194	(13)	1
Net Gain (Loss) on Investments	130	11	(3)	124	31	297	283	64	2

Change in Net Assets from Operations	$188	7	(6)	124	19	283	268	62	3

See accompanying Notes to Financial Statements
6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$2	-	2	1	2	-	-	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	-	1	1	1	-	-	-	-
Net Investment Income (Loss)	1	-	1	-	1	-	-	1	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	2	1	3	4	-	-	-	-
Capital Gains Distributions	3	1	4	4	6	-	-	1	2
Unrealized Appreciation (Depreciation)	2	(2)	-	(1)	(3)	-	-	1	1
Net Gain (Loss) on Investments	5	1	5	6	7	-	-	2	3

Change in Net Assets from Operations	$6	1	6	6	8	-	-	3	4

See accompanying Notes to Financial Statements
7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$-	3	6	-	-	-	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	1	3	-	-	-	-	-	-
Net Investment Income (Loss)	-	2	3	-	-	-	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(1)	2	(24)	-	-	-	-	-	-
Capital Gains Distributions	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	1	6	32	-	-	-	-	-	-
Net Gain (Loss) on Investments	-	8	8	-	-	-	-	-	-

Change in Net Assets from Operations	$-	10	11	-	-	-	-	-	-

See accompanying Notes to Financial Statements
8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$-	-	-	-	1	1,516
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	-	1	826
Net Investment Income (Loss)	-	-	-	-	-	690
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(1)	-	-	(1)	-	2,004
Capital Gains Distributions	1	-	-	1	-	4,806
Unrealized Appreciation (Depreciation)	-	-	1	1	5	552
Net Gain (Loss) on Investments	-	-	1	1	5	7,362

Change in Net Assets from Operations	$-	-	1	1	5	8,052

See accompanying Notes to Financial Statements
9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust
	Managed Tail Risk Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$21	22	74	91	(11)	(15)	(4)	(6)	(73)	(68)
Net Realized Gain (Loss) and Capital Gains Distributions	(186)	(112)	(11)	(21)	-	-	716	783	1,035	1,210
Unrealized Appreciation (Depreciation)	45	(98)	115	(113)	-	-	(317)	(770)	(832)	(523)
Change in Net Assets from Operations	(120)	(188)	178	(43)	(11)	(15)	395	7	130	619

Deposits	231	252	108	123	280	208	342	356	512	551

Payments and Withdrawals:
Death Benefits	2	-	2	-	166	731	5	4	5	5
Withdrawals	205	125	98	441	128	659	349	480	672	712
Administrative Fees	160	175	91	97	107	177	302	322	528	546
Net Transfers to (from) Fixed Account	32	23	1	141	24	(1,027)	91	158	115	296
Payments and Withdrawals	399	323	192	679	425	540	747	964	1,320	1,559

Net Assets:
Net Increase (Decrease)	(288)	(259)	94	(599)	(156)	(347)	(10)	(601)	(678)	(389)
Beginning of Year	2,444	2,703	1,327	1,926	1,372	1,719	5,288	5,889	9,298	9,687

End of Year	$2,156	2,444	1,421	1,327	1,216	1,372	5,278	5,288	8,620	9,298

See accompanying Notes to Financial Statements
10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	MFS® Variable Insurance Trust						MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.
	Total Return Series - Initial Class Shares		Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$64	60	47	51	246	325	24	52	(24)	(27)
Net Realized Gain (Loss) and Capital Gains Distributions	162	250	12	29	203	922	(14)	(17)	289	293
Unrealized Appreciation (Depreciation)	12	(345)	(2)	(99)	353	(2,739)	63	(65)	(198)	(228)
Change in Net Assets from Operations	238	(35)	57	(19)	802	(1,492)	73	(30)	67	38

Deposits	250	258	221	221	607	657	145	138	203	214

Payments and Withdrawals:
Death Benefits	-	-	2	-	6	4	-	-	1	-
Withdrawals	198	300	110	276	436	980	79	41	128	192
Administrative Fees	225	230	157	154	534	597	92	89	177	186
Net Transfers to (from) Fixed Account	24	139	(62)	109	144	199	2	23	24	46
Payments and Withdrawals	447	669	207	539	1,120	1,780	173	153	330	424

Net Assets:
Net Increase (Decrease)	41	(446)	71	(337)	289	(2,615)	45	(45)	(60)	(172)
Beginning of Year	3,082	3,528	1,724	2,061	7,767	10,382	1,029	1,074	2,997	3,169

End of Year	$3,123	3,082	1,795	1,724	8,056	7,767	1,074	1,029	2,937	2,997

See accompanying Notes to Financial Statements
11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	American Century Variable Portfolios, Inc.
	VP International Fund - Class I		VP Value Fund - Class I		VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$8	(20)	49	70	20	17	(6)	(3)	2	2
Net Realized Gain (Loss) and Capital Gains Distributions	52	142	251	235	68	198	100	183	22	24
Unrealized Appreciation (Depreciation)	(309)	(120)	615	(545)	64	(307)	(47)	(111)	19	(30)
Change in Net Assets from Operations	(249)	2	915	(240)	152	(92)	47	69	43	(4)

Deposits	411	438	469	486	109	113	145	150	29	24

Payments and Withdrawals:
Death Benefits	1	2	1	-	-	-	-	-	-	-
Withdrawals	260	286	383	318	125	162	132	55	39	44
Administrative Fees	257	279	306	304	92	93	80	82	19	18
Net Transfers to (from) Fixed Account	(84)	27	172	55	11	52	(34)	68	5	5
Payments and Withdrawals	434	594	862	677	228	307	178	205	63	67

Net Assets:
Net Increase (Decrease)	(272)	(154)	522	(431)	33	(286)	14	14	9	(47)
Beginning of Year	4,044	4,198	4,889	5,320	1,279	1,565	1,247	1,233	215	262

End of Year	$3,772	4,044	5,411	4,889	1,312	1,279	1,261	1,247	224	215

See accompanying Notes to Financial Statements
12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	American Century Variable Portfolios II, Inc.		Dreyfus Variable Investment Fund
	VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares		Dreyfus Stock Index Fund, Inc. - Initial Shares		The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$7	7	31	37	(41)	(47)	201	174	3	2
Net Realized Gain (Loss) and Capital Gains Distributions	(1)	(8)	593	378	571	431	1,150	1,390	87	143
Unrealized Appreciation (Depreciation)	18	(19)	(369)	(552)	267	(532)	388	(1,512)	(21)	(178)
Change in Net Assets from Operations	24	(20)	255	(137)	797	(148)	1,739	52	69	(33)

Deposits	104	99	278	297	374	396	1,179	1,278	72	76

Payments and Withdrawals:
Death Benefits	-	-	2	-	2	-	6	6	-	-
Withdrawals	31	29	224	482	245	432	864	1,259	74	39
Administrative Fees	52	48	252	265	314	337	1,078	1,098	73	75
Net Transfers to (from) Fixed Account	(34)	(17)	52	38	134	200	290	466	7	29
Payments and Withdrawals	49	60	530	785	695	969	2,238	2,829	154	143

Net Assets:
Net Increase (Decrease)	79	19	3	(625)	476	(721)	680	(1,499)	(13)	(100)
Beginning of Year	603	584	3,883	4,508	5,176	5,897	17,003	18,502	787	887

End of Year	$682	603	3,886	3,883	5,652	5,176	17,683	17,003	774	787

See accompanying Notes to Financial Statements
13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust
	Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2		Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$3	4	(8)	(22)	2	4	10	64	(6)	(7)
Net Realized Gain (Loss) and Capital Gains Distributions	105	115	367	496	155	267	25	39	66	193
Unrealized Appreciation (Depreciation)	(3)	(118)	281	(688)	84	(333)	(42)	(109)	(32)	(212)
Change in Net Assets from Operations	105	1	640	(214)	241	(62)	(7)	(6)	28	(26)

Deposits	66	61	351	362	170	187	271	287	62	65

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-
Withdrawals	105	68	311	168	84	130	179	172	17	41
Administrative Fees	72	72	210	221	110	116	163	172	43	46
Net Transfers to (from) Fixed Account	25	(16)	95	67	43	102	(26)	47	12	14
Payments and Withdrawals	202	124	616	456	237	348	316	391	72	101

Net Assets:
Net Increase (Decrease)	(31)	(62)	375	(308)	174	(223)	(52)	(110)	18	(62)
Beginning of Year	1,119	1,181	3,362	3,670	1,803	2,026	2,517	2,627	748	810

End of Year	$1,088	1,119	3,737	3,362	1,977	1,803	2,465	2,517	766	748

See accompanying Notes to Financial Statements
14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Franklin Templeton Variable Insurance Products Trust				Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	23	31	68	58	70	(4)	(4)	(3)	(3)
Net Realized Gain (Loss) and Capital Gains Distributions	(109)	142	(7)	96	93	168	59	43	21	55
Unrealized Appreciation (Depreciation)	372	(554)	146	(361)	37	(226)	(48)	(19)	(24)	(27)
Change in Net Assets from Operations	264	(389)	170	(197)	188	12	7	20	(6)	25

Deposits	221	238	308	324	243	255	37	39	26	29

Payments and Withdrawals:
Death Benefits	-	-	-	-	3	-	-	-	-	-
Withdrawals	117	171	227	206	190	173	14	70	30	31
Administrative Fees	111	119	160	168	199	207	27	29	22	23
Net Transfers to (from) Fixed Account	82	(124)	(30)	(39)	(10)	69	-	11	22	11
Payments and Withdrawals	310	166	357	335	382	449	41	110	74	65

Net Assets:
Net Increase (Decrease)	175	(317)	121	(208)	49	(182)	3	(51)	(54)	(11)
Beginning of Year	1,581	1,898	2,567	2,775	3,473	3,655	500	551	412	423

End of Year	$1,756	1,581	2,688	2,567	3,522	3,473	503	500	358	412

See accompanying Notes to Financial Statements
15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products
	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Smaller-Cap Value Fund (Class 2)		VIP Contrafund® Portfolio - Service Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	5	(12)	(12)	(14)	(14)	(15)	(16)	(2)	-
Net Realized Gain (Loss) and Capital Gains Distributions	115	212	33	49	613	366	89	119	77	105
Unrealized Appreciation (Depreciation)	9	(310)	(2)	34	(316)	(210)	194	(187)	(13)	(111)
Change in Net Assets from Operations	124	(93)	19	71	283	142	268	(84)	62	(6)

Deposits	159	167	139	146	101	103	223	227	112	111

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-
Withdrawals	68	108	105	106	88	88	120	123	21	43
Administrative Fees	89	89	84	91	83	82	117	117	56	56
Net Transfers to (from) Fixed Account	6	7	(10)	54	81	69	15	39	(23)	(4)
Payments and Withdrawals	163	204	179	251	252	239	252	279	54	95

Net Assets:
Net Increase (Decrease)	120	(130)	(21)	(34)	132	6	239	(136)	120	10
Beginning of Year	1,321	1,451	1,514	1,548	1,649	1,643	2,016	2,152	849	839

End of Year	$1,441	1,321	1,493	1,514	1,781	1,649	2,255	2,016	969	849

See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom Income Portfolio - Service Class 2		VIP Freedom 2010 Portfolio - Service Class 2		VIP Freedom 2015 Portfolio - Service Class 2		VIP Freedom 2020 Portfolio - Service Class 2		VIP Freedom 2025 Portfolio - Service Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	1	1	1	-	1	1	1	-	1
Net Realized Gain (Loss) and Capital Gains Distributions	1	1	3	1	3	1	5	2	7	5
Unrealized Appreciation (Depreciation)	1	(2)	2	(4)	(2)	(2)	-	(5)	(1)	(8)
Change in Net Assets from Operations	3	-	6	(2)	1	-	6	(2)	6	(2)

Deposits	19	12	19	16	19	12	10	11	2	4

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	3	16	1	6	-	9	1
Administrative Fees	17	14	21	18	19	19	9	10	5	5
Net Transfers to (from) Fixed Account	-	(1)	1	1	1	-	4	1	6	20
Payments and Withdrawals	17	13	22	22	36	20	19	11	20	26

Net Assets:
Net Increase (Decrease)	5	(1)	3	(8)	(16)	(8)	(3)	(2)	(12)	(24)
Beginning of Year	56	57	130	138	32	40	140	142	126	150

End of Year	$61	56	133	130	16	32	137	140	114	126

See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2030 Portfolio - Service Class 2		VIP Freedom 2035 Portfolio - Service Class 2		VIP Freedom 2040 Portfolio - Service Class 2		VIP Freedom 2045 Portfolio - Service Class 2		VIP Freedom 2050 Portfolio - Service Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	1	-	-	-	-	1	1	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	10	3	-	-	-	-	1	-	2	1
Unrealized Appreciation (Depreciation)	(3)	(6)	-	(1)	-	(1)	1	(1)	1	(2)
Change in Net Assets from Operations	8	(2)	-	(1)	-	(1)	3	-	4	-

Deposits	24	17	2	2	5	3	13	13	18	16

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-
Withdrawals	27	1	-	-	-	-	-	-	5	8
Administrative Fees	10	7	1	1	1	1	3	3	5	5
Net Transfers to (from) Fixed Account	(3)	1	-	(1)	(1)	6	-	-	(1)	-
Payments and Withdrawals	34	9	1	-	-	7	3	3	9	13

Net Assets:
Net Increase (Decrease)	(2)	6	1	1	5	(5)	13	10	13	3
Beginning of Year	160	154	14	13	10	15	40	30	41	38

End of Year	$158	160	15	14	15	10	53	40	54	41

See accompanying Notes to Financial Statements
18

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Northern Lights Variable Trust						American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares		Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares
	2016	2015	2016	2015	2016	2015	2016	2016	2016	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	2	3	3	2	-	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	(1)	-	2	27	(24)	3	-	-	-	-
Unrealized Appreciation (Depreciation)	1	(2)	6	(57)	32	(55)	-	-	-	-
Change in Net Assets from Operations	-	(2)	10	(27)	11	(50)	-	-	-	-

Deposits	3	4	28	36	89	121	-	-	-	-

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-
Withdrawals	9	17	30	251	36	33	-	-	-	-
Administrative Fees	1	2	14	28	34	46	-	-	-	-
Net Transfers to (from) Fixed Account	-	-	134	109	364	82	-	(11)	(1)	(5)
Payments and Withdrawals	10	19	178	388	434	161	-	(11)	(1)	(5)

Net Assets:
Net Increase (Decrease)	(7)	(17)	(140)	(379)	(334)	(90)	-	11	1	5
Beginning of Year	16	33	194	573	429	519	-	-	-	-

End of Year	$9	16	54	194	95	429	-	11	1	5

See accompanying Notes to Financial Statements
19

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	American Funds Insurance Series®		American Funds Insurance Series® Managed Risk Funds
	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total
	2016	2016	2016	2016	2016	2016	2016	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	690	897
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	-	-	-	-	-	6,810	8,962
Unrealized Appreciation (Depreciation)	-	-	-	-	1	1	5	552	(12,463)
Change in Net Assets from Operations	-	-	-	-	1	1	5	8,052	(2,604)

Deposits	-	-	1	1	1	1	14	8,827	9,203

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	204	752
Withdrawals	-	-	-	-	-	-	-	6,594	9,325
Administrative Fees	-	-	-	-	-	-	5	6,587	6,939
Net Transfers to (from) Fixed Account	-	-	(3)	(6)	(30)	(27)	(384)	1,234	1,555
Payments and Withdrawals	-	-	(3)	(6)	(30)	(27)	(379)	14,619	18,571

Net Assets:
Net Increase (Decrease)	-	-	4	7	32	29	398	2,260	(11,972)
Beginning of Year	-	-	-	-	-	-	-	102,273	114,245

End of Year	$-	-	4	7	32	29	398	104,533	102,273

See accompanying Notes to Financial Statements
20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:
•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities.  The portion of the Account's assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL's Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL's Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.
21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Tail Risk Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Smaller-Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income Portfolio - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 Portfolio - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 Portfolio - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 Portfolio - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 Portfolio - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 Portfolio - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 Portfolio - Service Class 2
VIP Freedom 2040 Portfolio - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 Portfolio - Service Class 2
VP Inflation Protection Fund - Class II	VIP Freedom 2050 Portfolio - Service Class 2

Dreyfus Variable Investment Fund	Northern Lights Variable Trust
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
Dreyfus Stock Index Fund, Inc. - Initial Shares
American Funds Insurance Series®
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Global Bond Fund - Class 2 Shares
Global Growth Fund - Class 2 Shares
JPMorgan Insurance Trust	New World Fund® - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Growth-Income Fund - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares

Franklin Templeton Variable Insurance Products Trust	American Funds Insurance Series® Managed Risk Funds
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares
22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
Fund Changes

As of May 1, 2016, the following series-type mutual funds were added to one or more of the products in the Account:

•	American Funds Global Bond Fund – Class 2 Shares
•	American Funds Global Growth Fund – Class 2 Shares
•	American Funds New World Fund® – Class 2 Shares
•	American Funds Growth-Income Fund – Class 2 Shares
•	American Funds Capital Income Builder® – Class 2 Shares
•	American Funds Asset Allocation Fund – Class 2 Shares
•	American Funds Managed Risk Growth Fund – Class P2 Shares
•	American Funds Managed Risk International Fund - Class P2 Shares
•	American Funds Managed Risk Blue Chip Income & Growth Fund – Class P2 Shares
•	American Funds Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Managed Risk Asset Allocation Fund – Class P2 Shares

During the year ended December 31, 2016, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated Prime Money Fund II	Federated Government Money Fund II - S	May 1, 2016

There were no funds that merged during the years ended December 31, 2016 and 2015.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.
23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2016 and 2015 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 25, 2017, the date that the financial statements have been issued.
24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
2.  Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2016:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$349	$496
Federated High Income Bond Fund II - P	324	334
Federated Government Money Fund II - S	1,055	1,211
MFS® Research Series - Initial Class Shares	1,011	893
MFS® Growth Series - Initial Class Shares	1,203	1,552
MFS® Total Return Series - Initial Class Shares	543	577
MFS® Total Return Bond Series - Initial Class Shares	409	348
MFS® Utilities Series - Initial Class Shares	1,257	1,340
MFS® Strategic Income Portfolio - Initial Class Shares	211	215
American Century VP Capital Appreciation Fund - Class I	553	421
American Century VP International Fund - Class I	703	718
American Century VP Value Fund - Class I	640	984
American Century VP Income & Growth Fund - Class I	285	360
American Century VP Ultra® Fund - Class I	245	233
American Century VP Mid Cap Value Fund - Class I	48	69
American Century VP Inflation Protection Fund - Class II	188	120
Dreyfus Appreciation Portfolio - Initial Shares	924	591
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	887	843
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,248	2,512
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	176	179
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	150	244
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	783	774
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	343	313
Franklin Global Real Estate VIP Fund - Class 2	430	465
Franklin Small-Mid Cap Growth VIP Fund - Class 2	175	102
Templeton Developing Markets VIP Fund - Class 2	317	405
Templeton Foreign VIP Fund - Class 2	540	513
Calamos Growth and Income Portfolio	587	579
Invesco V.I. American Franchise Fund - Series I Shares	91	55
Invesco V.I. Technology Fund - Series I Shares	63	97
Invesco V.I. Core Equity Fund - Series I Shares	287	197
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	200	252
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	743	335
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	304	348
Fidelity® VIP Contrafund® Portfolio - Service Class 2	236	112
Fidelity® VIP Freedom Income Portfolio - Service Class 2	21	17
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	22	21
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	18	34
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	16	20
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	9	23
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	34	37
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	2
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	6	1
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	15	3
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	22	10
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3	10
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	32	180
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	98	440
American Funds Global Bond Fund - Class 2	-	-
American Funds Global Growth Fund - Class 2	11	-
American Funds New World Fund - Class 2	1	-
American Funds Growth-Income Fund - Class 2	5	-
American Funds Capital Income Builder - Class 2	-	-
American Funds Asset Allocation Fund - Class 2	-	-
American Funds Managed Risk Growth Fund - Class P2	15	10
American Funds Managed Risk International Fund - Class P2	18	11
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	46	15
American Funds Managed Risk Growth-Income Fund - Class P2	50	21
American Funds Managed Risk Asset Allocation Fund - Class P2	413	20
Total	$19,366	$19,662

25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2015:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$372	$417
Federated High Income Bond Fund II - P	381	846
Federated Government Money Fund II - S	2,406	2,753
MFS® Research Series - Initial Class Shares	973	1,157
MFS® Growth Series - Initial Class Shares	1,255	1,808
MFS® Total Return Series - Initial Class Shares	539	765
MFS® Total Return Bond Series - Initial Class Shares	380	647
MFS® Utilities Series - Initial Class Shares	2,107	2,240
MFS® Strategic Income Portfolio - Initial Class Shares	367	330
American Century VP Capital Appreciation Fund - Class I	545	572
American Century VP International Fund - Class I	680	856
American Century VP Value Fund - Class I	763	884
American Century VP Income & Growth Fund - Class I	339	393
American Century VP Ultra® Fund - Class I	293	229
American Century VP Mid Cap Value Fund - Class I	54	84
American Century VP Inflation Protection Fund - Class II	151	105
Dreyfus Appreciation Portfolio - Initial Shares	640	885
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	566	1,099
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,388	3,270
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	210	162
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	175	181
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	820	580
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	414	428
Franklin Global Real Estate VIP Fund - Class 2	487	527
Franklin Small-Mid Cap Growth VIP Fund - Class 2	290	140
Templeton Developing Markets VIP Fund - Class 2	777	446
Templeton Foreign VIP Fund - Class 2	700	552
Calamos Growth and Income Portfolio	643	629
Invesco V.I. American Franchise Fund - Series I Shares	48	120
Invesco V.I. Technology Fund - Series I Shares	83	79
Invesco V.I. Core Equity Fund - Series I Shares	426	310
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	184	301
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	419	309
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	316	384
Fidelity® VIP Contrafund® Portfolio - Service Class 2	239	148
Fidelity® VIP Freedom Income Portfolio - Service Class 2	18	18
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	25	30
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	16	23
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	14	12
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	8	28
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	20	9
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	1
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	3	8
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	24	13
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	17	13
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	5	20
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	128	466
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	142	179
Total	$21,853	$25,456

26

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account's practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2016 and 2015, all assets measured at fair value on a recurring basis totaling $104,533,000 and $102,273,000, respectively, were Level 2 assets. The Account did not have any transfers between Level 1, Level 2, or Level 3 during the years ended December 31, 2016 and 2015.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.
Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	30% - 0%
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25

27

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Amount Deducted
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 thereafter for maintenance $20 additional fee for 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6.02 - $45 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.01 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount

28

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Amount Deducted
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $83.33 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2016, $68,000 (2015 - $217,000) was assessed in surrender charges for Century II Variable Universal Life. In 2016, $184,000 (2015 - $111,000) was assessed in surrender charges for Century II Accumulator Variable Universal Life and $106,000 (2015 - $91,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2016, other fees and charges, primarily cost of insurance, totaled $5,833,000 (2015 - $6,144,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $960,000 (2015 - $1,011,000) in 2016.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $1,000 per $1,000 of the net amount at risk

29

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	50.00% - 2.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $1,000 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2016, ($1,000) (2015 - ($4,000) was assessed in surrender charges for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2016, other fees and charges, primarily cost of insurance, totaled $620,000 (2015 - $683,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.
30

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2016:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Managed Tail Risk Fund II - P	$16	1	2	$19
Federated High Income Bond Fund II - P	9	1	1	11
Federated Government Money Fund II - S	10	-	1	11
MFS® Research Series - Initial Class Shares	41	2	2	45
MFS® Growth Series - Initial Class Shares	72	3	2	77
MFS® Total Return Series - Initial Class Shares	19	2	3	24
MFS® Total Return Bond Series - Initial Class Shares	11	1	2	14
MFS® Utilities Series - Initial Class Shares	58	3	6	67
MFS® Strategic Income Portfolio - Initial Class Shares	8	-	1	9
American Century VP Capital Appreciation Fund - Class I	22	-	2	24
American Century VP International Fund - Class I	28	1	3	32
American Century VP Value Fund - Class I	28	2	8	38
American Century VP Income & Growth Fund - Class I	8	1	1	10
American Century VP Ultra® Fund - Class I	7	-	3	10
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	4	-	1	5
Dreyfus Appreciation Portfolio - Initial Shares	30	-	2	32
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	35	2	4	41
Dreyfus Stock Index Fund, Inc. - Initial Shares	124	8	9	141
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	6	1	-	7
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	5	2	1	8
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	20	1	5	26
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	11	-	3	14
Franklin Global Real Estate VIP Fund - Class 2	14	1	4	19
Franklin Small-Mid Cap Growth VIP Fund - Class 2	5	-	1	6
Templeton Developing Markets VIP Fund - Class 2	10	-	3	13
Templeton Foreign VIP Fund - Class 2	15	1	4	20
Calamos Growth and Income Portfolio	18	3	5	26
Invesco V.I. American Franchise Fund - Series I Shares	4	-	-	4
Invesco V.I. Technology Fund - Series I Shares	3	-	-	3
Invesco V.I. Core Equity Fund - Series I Shares	8	-	2	10
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	10	-	2	12
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	12	-	2	14
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	11	-	4	15
Fidelity® VIP Contrafund® Portfolio - Service Class 2	7	-	1	8
Fidelity® VIP Freedom Income Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	-	-	-	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3	-	-	3
American Funds Global Bond Fund - Class 2	-	-	-	-
American Funds Global Growth Fund - Class 2	-	-	-	-
American Funds New World Fund - Class 2	-	-	-	-
American Funds Growth-Income Fund - Class 2	-	-	-	-
American Funds Capital Income Builder - Class 2	-	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk International Fund - Class P2	-	-	-	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2	1	-	-	1
	$699	$37	$90	$826

31

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
5.  Change in Units Outstanding
The changes in units outstanding for the year ended December 31 were as follows:

2016:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	19	28	(9)
Federated High Income Bond Fund II - P	8	11	(3)
Federated Government Money Fund II - S	83	95	(12)
MFS® Research Series - Initial Class Shares	14	26	(12)
MFS® Growth Series - Initial Class Shares	18	39	(21)
MFS® Total Return Series - Initial Class Shares	11	18	(7)
MFS® Total Return Bond Series - Initial Class Shares	14	13	1
MFS® Utilities Series - Initial Class Shares	15	25	(10)
MFS® Strategic Income Portfolio - Initial Class Shares	8	10	(2)
American Century VP Capital Appreciation Fund - Class I	9	13	(4)
American Century VP International Fund - Class I	30	32	(2)
American Century VP Value Fund - Class I	28	47	(19)
American Century VP Income & Growth Fund - Class I	18	27	(9)
American Century VP Ultra® Fund - Class I	8	9	(1)
American Century VP Mid Cap Value Fund - Class I	2	4	(2)
American Century VP Inflation Protection Fund - Class II	12	9	3
Dreyfus Appreciation Portfolio - Initial Shares	12	22	(10)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	23	38	(15)
Dreyfus Stock Index Fund, Inc. - Initial Shares	48	89	(41)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	2	4	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	4	8	(4)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	16	24	(8)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	7	9	(2)
Franklin Global Real Estate VIP Fund - Class 2	17	19	(2)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	7	(1)
Templeton Developing Markets VIP Fund - Class 2	15	18	(3)
Templeton Foreign VIP Fund - Class 2	19	22	(3)
Calamos Growth and Income Portfolio	17	22	(5)
Invesco V.I. American Franchise Fund - Series I Shares	6	6	-
Invesco V.I. Technology Fund - Series I Shares	9	18	(9)
Invesco V.I. Core Equity Fund - Series I Shares	15	15	-
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	16	18	(2)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	9	16	(7)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	10	-
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	6	4
Fidelity® VIP Freedom Income Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	1	(1)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	3	16	(13)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	9	41	(32)
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	1	-	1
American Funds New World Fund - Class 2	-	-	-
American Funds Growth-Income Fund - Class 2	-	-	-
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-
American Funds Managed Risk Growth Fund - Class P2	1	1	-
American Funds Managed Risk International Fund - Class P2	2	1	1
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	4	1	3
American Funds Managed Risk Growth-Income Fund - Class P2	5	2	3
American Funds Managed Risk Asset Allocation Fund - Class P2	40	2	38

32

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2015:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	17	21	(4)
Federated High Income Bond Fund II - P	10	31	(21)
Federated Government Money Fund II - S	183	208	(25)
MFS® Research Series - Initial Class Shares	16	36	(20)
MFS® Growth Series - Initial Class Shares	20	50	(30)
MFS® Total Return Series - Initial Class Shares	11	24	(13)
MFS® Total Return Bond Series - Initial Class Shares	13	27	(14)
MFS® Utilities Series - Initial Class Shares	18	39	(21)
MFS® Strategic Income Portfolio - Initial Class Shares	15	15	-
American Century VP Capital Appreciation Fund - Class I	10	17	(7)
American Century VP International Fund - Class I	27	33	(6)
American Century VP Value Fund - Class I	34	44	(10)
American Century VP Income & Growth Fund - Class I	14	29	(15)
American Century VP Ultra® Fund - Class I	7	9	(2)
American Century VP Mid Cap Value Fund - Class I	2	4	(2)
American Century VP Inflation Protection Fund - Class II	10	7	3
Dreyfus Appreciation Portfolio - Initial Shares	15	34	(19)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	22	47	(25)
Dreyfus Stock Index Fund, Inc. - Initial Shares	59	119	(60)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	2	4	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	6	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	14	17	(3)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	8	12	(4)
Franklin Global Real Estate VIP Fund - Class 2	17	22	(5)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7	9	(2)
Templeton Developing Markets VIP Fund - Class 2	23	20	3
Templeton Foreign VIP Fund - Class 2	20	20	-
Calamos Growth and Income Portfolio	16	24	(8)
Invesco V.I. American Franchise Fund - Series I Shares	5	15	(10)
Invesco V.I. Technology Fund - Series I Shares	8	14	(6)
Invesco V.I. Core Equity Fund - Series I Shares	21	24	(3)
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	14	22	(8)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	8	16	(8)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	12	(2)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	9	1
Fidelity® VIP Freedom Income Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	2	(2)
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	2	1	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	2	1	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	2	(1)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	10	41	(31)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	12	15	(3)

33

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
6.  Financial Highlights
A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2016 as follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Federated Managed Tail Risk Fund II - P
2016	133	$9.879	to	$18.460	$2,156	1.77%	0.5% to 0.9%	-5.06%	to	-4.68%
2015	142	$10.364	to	$19.443	$2,444	1.68%	0.5% to 0.9%	-7.13%	to	-6.76%
2014	146	$11.115	to	$20.936	$2,703	1.74%	0.5% to 0.9%	-1.85%	to	-1.46%
2013	159	$11.280	to	$21.331	$3,034	0.98%	0.5% to 0.9%	15.41%	to	15.87%
2012	164	$9.735	to	$18.483	$2,717	0.55%	0.5% to 0.9%	9.18%	to	9.62%

Federated High Income Bond Fund II - P
2016	46	$27.797	to	$31.870	$1,421	6.17%	0.5% to 0.9%	13.79%	to	14.25%
2015	49	$24.331	to	$28.007	$1,327	5.85%	0.5% to 0.9%	-3.45%	to	-3.06%
2014	70	$25.098	to	$29.007	$1,926	5.95%	0.5% to 0.9%	1.77%	to	2.18%
2013	73	$24.563	to	$28.502	$1,992	6.80%	0.5% to 0.9%	6.03%	to	6.45%
2012	74	$23.074	to	$26.881	$1,904	7.47%	0.5% to 0.9%	13.66%	to	14.12%

Federated Government Money Fund II - S
2016	96	$11.209	to	$13.066	$1,216	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2015	108	$11.265	to	$13.184	$1,372	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2014	133	$11.322	to	$13.303	$1,719	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2013	148	$11.379	to	$13.424	$1,935	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2012	178	$11.436	to	$13.545	$2,316	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%

MFS® Research Series - Initial Class Shares
2016	153	$21.134	to	$37.051	$5,278	0.79%	0.5% to 0.9%	7.76%	to	8.20%
2015	165	$19.533	to	$34.382	$5,288	0.73%	0.5% to 0.9%	-0.10%	to	0.30%
2014	185	$19.474	to	$34.416	$5,889	0.83%	0.5% to 0.9%	9.21%	to	9.65%
2013	201	$17.760	to	$31.513	$5,903	0.33%	0.5% to 0.9%	31.10%	to	31.63%
2012	211	$13.493	to	$24.037	$4,735	0.79%	0.5% to 0.9%	16.22%	to	16.68%

MFS® Growth Series - Initial Class Shares
2016	230	$20.263	to	$39.833	$8,620	0.04%	0.5% to 0.9%	1.52%	to	1.93%
2015	251	$19.879	to	$39.235	$9,298	0.16%	0.5% to 0.9%	6.60%	to	7.02%
2014	281	$18.575	to	$36.807	$9,687	0.10%	0.5% to 0.9%	7.97%	to	8.40%
2013	306	$17.135	to	$34.090	$9,778	0.23%	0.5% to 0.9%	35.63%	to	36.17%
2012	335	$12.584	to	$25.136	$7,839	0.00%	0.5% to 0.9%	16.33%	to	16.80%

MFS® Total Return Series - Initial Class Shares
2016	99	$21.437	to	$36.590	$3,123	2.90%	0.5% to 0.9%	8.12%	to	8.55%
2015	106	$19.748	to	$33.843	$3,082	2.61%	0.5% to 0.9%	-1.26%	to	-0.87%
2014	119	$19.921	to	$34.276	$3,528	1.85%	0.5% to 0.9%	7.53%	to	7.96%
2013	130	$18.453	to	$31.877	$3,617	1.78%	0.5% to 0.9%	17.98%	to	18.45%
2012	141	$15.578	to	$27.019	$3,345	2.74%	0.5% to 0.9%	10.25%	to	10.70%

MFS® Total Return Bond Series - Initial Class Shares
2016	76	$20.385	to	$24.615	$1,795	3.49%	0.5% to 0.9%	3.30%	to	3.71%
2015	75	$19.655	to	$23.829	$1,724	3.43%	0.5% to 0.9%	-1.19%	to	-0.80%
2014	89	$19.814	to	$24.117	$2,061	2.96%	0.5% to 0.9%	4.90%	to	5.32%
2013	88	$18.813	to	$22.991	$1,946	1.20%	0.5% to 0.9%	-1.92%	to	-1.53%
2012	91	$19.105	to	$23.441	$2,048	2.70%	0.5% to 0.9%	6.38%	to	6.81%

MFS® Utilities Series - Initial Class Shares
2016	149	$29.557	to	$63.980	$8,056	3.86%	0.5% to 0.9%	10.47%	to	10.92%
2015	159	$26.648	to	$57.915	$7,767	4.22%	0.5% to 0.9%	-15.28%	to	-14.95%
2014	180	$31.331	to	$68.364	$10,382	2.09%	0.5% to 0.9%	11.72%	to	12.17%
2013	196	$27.931	to	$61.190	$10,099	2.23%	0.5% to 0.9%	19.44%	to	19.92%
2012	221	$23.292	to	$51.232	$9,433	6.68%	0.5% to 0.9%	12.46%	to	12.91%

MFS® Strategic Income Portfolio - Initial Class Shares
2016	48	$21.752	to	$22.370	$1,074	3.11%	0.5% to 0.9%	7.27%	to	7.70%
2015	50	$20.197	to	$20.854	$1,029	5.87%	0.5% to 0.9%	-2.73%	to	-2.34%
2014	50	$20.681	to	$21.439	$1,074	3.24%	0.5% to 0.9%	2.35%	to	2.76%
2013	50	$20.126	to	$20.947	$1,049	11.36%	0.5% to 0.9%	0.59%	to	0.99%
2012	53	$19.928	to	$20.824	$1,091	5.68%	0.5% to 0.9%	9.87%	to	10.31%

American Century VP Capital Appreciation Fund - Class I
2016	92	$25.476	to	$33.871	$2,937	0.00%	0.5% to 0.9%	2.30%	to	2.71%
2015	96	$24.803	to	$33.017	$2,997	0.00%	0.5% to 0.9%	1.02%	to	1.42%
2014	103	$24.455	to	$32.594	$3,169	0.00%	0.5% to 0.9%	7.17%	to	7.60%
2013	118	$22.727	to	$30.330	$3,404	0.00%	0.5% to 0.9%	29.75%	to	30.27%
2012	132	$17.446	to	$23.311	$2,941	0.00%	0.5% to 0.9%	14.96%	to	15.42%

34

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

American Century VP International Fund - Class I
2016	170	$14.820	to	$24.116	$3,772	1.05%	0.5% to 0.9%	-6.35%	to	-5.97%
2015	172	$15.761	to	$25.750	$4,044	0.37%	0.5% to 0.9%	-0.14%	to	0.25%
2014	178	$15.721	to	$25.787	$4,198	1.66%	0.5% to 0.9%	-6.35%	to	-5.98%
2013	181	$16.720	to	$27.537	$4,568	1.68%	0.5% to 0.9%	21.31%	to	21.80%
2012	186	$13.727	to	$22.699	$3,843	0.85%	0.5% to 0.9%	20.07%	to	20.55%

American Century VP Value Fund - Class I
2016	240	$20.482	to	$29.179	$5,411	1.74%	0.5% to 0.9%	19.40%	to	19.88%
2015	259	$17.154	to	$24.340	$4,889	2.13%	0.5% to 0.9%	-4.74%	to	-4.37%
2014	269	$18.008	to	$25.451	$5,320	1.54%	0.5% to 0.9%	12.07%	to	12.52%
2013	285	$16.069	to	$22.620	$5,029	1.66%	0.5% to 0.9%	30.55%	to	31.07%
2012	299	$12.309	to	$17.258	$4,025	1.92%	0.5% to 0.9%	13.54%	to	14.00%

American Century VP Income & Growth Fund - Class I
2016	90	$13.762	to	$20.911	$1,312	2.38%	0.5% to 0.9%	12.46%	to	12.92%
2015	99	$12.237	to	$18.519	$1,279	2.08%	0.5% to 0.9%	-6.47%	to	-6.09%
2014	114	$13.083	to	$19.720	$1,565	2.04%	0.5% to 0.9%	11.50%	to	11.94%
2013	115	$11.734	to	$17.617	$1,420	2.23%	0.5% to 0.9%	34.60%	to	35.14%
2012	116	$8.717	to	$13.036	$1,069	2.10%	0.5% to 0.9%	13.71%	to	14.17%

American Century VP Ultra® Fund - Class I
2016	52	$23.885	to	$25.224	$1,261	0.34%	0.5% to 0.9%	3.51%	to	3.92%
2015	53	$23.075	to	$24.272	$1,247	0.44%	0.5% to 0.9%	5.32%	to	5.74%
2014	55	$21.910	to	$22.954	$1,233	0.37%	0.5% to 0.9%	9.01%	to	9.44%
2013	58	$20.099	to	$20.973	$1,185	0.51%	0.5% to 0.9%	35.85%	to	36.39%
2012	54	$14.795	to	$15.377	$815	0.00%	0.5% to 0.9%	12.90%	to	13.35%

American Century VP Mid Cap Value Fund - Class I
2016	9	$24.591	to	$25.663	$224	1.67%	0.5% to 0.9%	21.76%	to	22.24%
2015	11	$20.197	to	$20.994	$215	1.62%	0.5% to 0.9%	-2.32%	to	-1.92%
2014	13	$20.676	to	$21.406	$262	1.20%	0.5% to 0.9%	15.38%	to	15.84%
2013	12	$17.920	to	$18.478	$215	1.28%	0.5% to 0.9%	28.95%	to	29.47%
2012	9	$13.897	to	$14.273	$119	2.02%	0.5% to 0.9%	15.28%	to	15.74%

American Century VP Inflation Protection Fund - Class II
2016	47	$14.145	to	$14.938	$682	1.81%	0.5% to 0.9%	3.45%	to	3.87%
2015	44	$13.673	to	$14.382	$603	1.91%	0.5% to 0.9%	-3.34%	to	-2.96%
2014	41	$14.146	to	$14.820	$584	1.33%	0.5% to 0.9%	2.37%	to	2.79%
2013	39	$13.818	to	$14.418	$542	1.64%	0.5% to 0.9%	-9.30%	to	-8.94%
2012	34	$15.234	to	$15.833	$532	2.18%	0.5% to 0.9%	6.42%	to	6.85%

Dreyfus Appreciation Portfolio - Initial Shares
2016	148	$19.547	to	$27.643	$3,886	1.64%	0.5% to 0.9%	6.94%	to	7.37%
2015	158	$18.206	to	$25.850	$3,883	1.69%	0.5% to 0.9%	-3.34%	to	-2.95%
2014	177	$18.760	to	$26.744	$4,508	1.83%	0.5% to 0.9%	7.12%	to	7.55%
2013	200	$17.443	to	$24.965	$4,759	1.95%	0.5% to 0.9%	20.02%	to	20.50%
2012	215	$14.475	to	$20.801	$4,281	3.65%	0.5% to 0.9%	9.44%	to	9.88%

Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
2016	229	$18.933	to	$26.346	$5,652	0.00%	0.5% to 0.9%	16.02%	to	16.49%
2015	244	$16.253	to	$22.708	$5,176	0.00%	0.5% to 0.9%	-3.15%	to	-2.76%
2014	269	$16.715	to	$23.447	$5,897	0.00%	0.5% to 0.9%	0.68%	to	1.09%
2013	297	$16.535	to	$23.288	$6,499	0.00%	0.5% to 0.9%	47.22%	to	47.81%
2012	326	$11.187	to	$15.819	$4,857	0.00%	0.5% to 0.9%	19.48%	to	19.96%

Dreyfus Stock Index Fund, Inc. - Initial Shares
2016	605	$21.461	to	$30.620	$17,683	2.02%	0.5% to 0.9%	10.71%	to	11.15%
2015	646	$19.308	to	$27.659	$17,003	1.81%	0.5% to 0.9%	0.20%	to	0.60%
2014	706	$19.192	to	$27.604	$18,502	1.75%	0.5% to 0.9%	12.41%	to	12.86%
2013	751	$17.006	to	$24.557	$17,529	1.84%	0.5% to 0.9%	30.84%	to	31.37%
2012	805	$12.945	to	$18.768	$14,313	2.04%	0.5% to 0.9%	14.70%	to	15.16%

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
2016	17	$16.948	to	$53.596	$774	1.31%	0.5% to 0.9%	9.38%	to	9.82%
2015	19	$15.432	to	$48.864	$787	1.05%	0.5% to 0.9%	-4.06%	to	-3.68%
2014	21	$16.021	to	$50.793	$887	1.05%	0.5% to 0.9%	12.44%	to	12.89%
2013	25	$14.192	to	$45.050	$925	1.25%	0.5% to 0.9%	33.14%	to	33.67%
2012	27	$10.617	to	$33.744	$757	0.83%	0.5% to 0.9%	10.97%	to	11.41%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2016	37	$20.987	to	$33.017	$1,088	1.00%	0.5% to 0.9%	9.94%	to	10.38%
2015	41	$19.013	to	$29.948	$1,119	1.13%	0.5% to 0.9%	-0.04%	to	0.36%
2014	44	$18.945	to	$29.878	$1,181	0.92%	0.5% to 0.9%	12.88%	to	13.33%
2013	46	$16.716	to	$26.396	$1,108	1.27%	0.5% to 0.9%	35.00%	to	35.54%
2012	50	$12.333	to	$19.499	$884	1.54%	0.5% to 0.9%	16.59%	to	17.06%

35

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2016	108	$28.011	to	$40.765	$3,737	0.54%	0.5% to 0.9%	19.14%	to	19.61%
2015	116	$23.418	to	$34.123	$3,362	0.14%	0.5% to 0.9%	-6.13%	to	-5.75%
2014	119	$24.847	to	$36.251	$3,670	0.14%	0.5% to 0.9%	8.61%	to	9.05%
2013	122	$22.785	to	$33.285	$3,458	0.57%	0.5% to 0.9%	41.02%	to	41.59%
2012	132	$16.093	to	$23.538	$2,609	0.20%	0.5% to 0.9%	18.65%	to	19.13%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2016	53	$37.004	to	$39.079	$1,977	0.85%	0.5% to 0.9%	13.67%	to	14.12%
2015	55	$32.555	to	$34.243	$1,803	0.98%	0.5% to 0.9%	-3.53%	to	-3.14%
2014	59	$33.745	to	$35.353	$2,026	0.77%	0.5% to 0.9%	14.08%	to	14.53%
2013	61	$29.581	to	$30.867	$1,834	1.08%	0.5% to 0.9%	31.12%	to	31.64%
2012	70	$22.561	to	$23.448	$1,610	1.05%	0.5% to 0.9%	19.29%	to	19.77%

Franklin Global Real Estate VIP Fund - Class 2
2016	106	$22.708	to	$24.533	$2,465	1.19%	0.5% to 0.9%	-0.36%	to	0.04%
2015	108	$22.700	to	$24.554	$2,517	3.21%	0.5% to 0.9%	-0.33%	to	0.07%
2014	113	$22.684	to	$24.568	$2,627	0.45%	0.5% to 0.9%	13.98%	to	14.44%
2013	118	$19.822	to	$21.495	$2,410	4.41%	0.5% to 0.9%	1.40%	to	1.81%
2012	131	$19.470	to	$21.140	$2,639	0.00%	0.5% to 0.9%	26.26%	to	26.77%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2016	53	$13.218	to	$19.676	$766	0.00%	0.5% to 0.9%	3.23%	to	3.65%
2015	54	$12.804	to	$18.983	$748	0.00%	0.5% to 0.9%	-3.53%	to	-3.14%
2014	56	$13.272	to	$19.598	$810	0.00%	0.5% to 0.9%	6.51%	to	6.94%
2013	63	$12.461	to	$18.327	$839	0.00%	0.5% to 0.9%	36.92%	to	37.47%
2012	65	$9.101	to	$13.332	$634	0.00%	0.5% to 0.9%	9.85%	to	10.30%

Templeton Developing Markets VIP Fund - Class 2
2016	78	$20.786	to	$26.723	$1,756	0.83%	0.5% to 0.9%	16.39%	to	16.86%
2015	81	$17.859	to	$22.868	$1,581	2.04%	0.5% to 0.9%	-20.32%	to	-20.01%
2014	78	$22.414	to	$28.587	$1,898	1.52%	0.5% to 0.9%	-9.21%	to	-8.85%
2013	78	$24.688	to	$31.361	$2,069	2.03%	0.5% to 0.9%	-1.81%	to	-1.42%
2012	77	$25.143	to	$31.812	$2,076	1.40%	0.5% to 0.9%	12.14%	to	12.59%

Templeton Foreign VIP Fund - Class 2
2016	109	$16.696	to	$32.845	$2,688	1.95%	0.5% to 0.9%	6.22%	to	6.64%
2015	112	$15.656	to	$30.838	$2,567	3.19%	0.5% to 0.9%	-7.33%	to	-6.96%
2014	112	$16.827	to	$33.186	$2,775	1.84%	0.5% to 0.9%	-11.93%	to	-11.58%
2013	106	$19.030	to	$37.576	$2,990	2.39%	0.5% to 0.9%	21.87%	to	22.36%
2012	111	$15.553	to	$30.749	$2,535	3.06%	0.5% to 0.9%	17.17%	to	17.64%

Calamos Growth and Income Portfolio
2016	136	$23.074	to	$28.680	$3,522	2.42%	0.5% to 0.9%	5.37%	to	5.79%
2015	141	$21.811	to	$27.144	$3,473	2.71%	0.5% to 0.9%	0.22%	to	0.61%
2014	149	$21.678	to	$27.012	$3,655	0.97%	0.5% to 0.9%	5.89%	to	6.31%
2013	161	$20.391	to	$25.440	$3,725	1.10%	0.5% to 0.9%	15.35%	to	15.82%
2012	169	$17.606	to	$21.993	$3,396	2.01%	0.5% to 0.9%	7.45%	to	7.89%

Invesco V.I. American Franchise Fund - Series I Shares
2016	61	$7.589	to	$13.770	$503	0.00%	0.5% to 0.9%	1.35%	to	1.76%
2015	61	$7.488	to	$13.532	$500	0.00%	0.5% to 0.9%	4.06%	to	4.49%
2014	71	$7.196	to	$12.951	$551	0.04%	0.5% to 0.9%	7.46%	to	7.90%
2013	72	$6.696	to	$12.003	$529	0.42%	0.5% to 0.9%	38.88%	to	39.44%
2012	83	$4.821	to	$8.608	$450	0.00%	0.5% to 0.9%	11.55%	to	12.00%

Invesco V.I. Technology Fund - Series I Shares
2016	65	$4.648	to	$13.280	$358	0.00%	0.5% to 0.9%	-1.65%	to	-1.26%
2015	74	$4.726	to	$13.449	$412	0.00%	0.5% to 0.9%	5.87%	to	6.28%
2014	80	$4.464	to	$12.654	$423	0.00%	0.5% to 0.9%	10.04%	to	10.50%
2013	86	$4.057	to	$11.451	$408	0.00%	0.5% to 0.9%	24.02%	to	24.52%
2012	103	$3.271	to	$9.197	$413	0.00%	0.5% to 0.9%	10.28%	to	10.72%

Invesco V.I. Core Equity Fund - Series I Shares
2016	106	$12.450	to	$16.452	$1,441	0.77%	0.5% to 0.9%	9.27%	to	9.72%
2015	106	$11.394	to	$14.995	$1,321	1.15%	0.5% to 0.9%	-6.61%	to	-6.24%
2014	109	$12.200	to	$15.993	$1,451	0.86%	0.5% to 0.9%	7.18%	to	7.61%
2013	116	$11.383	to	$14.862	$1,452	1.43%	0.5% to 0.9%	28.09%	to	28.60%
2012	112	$8.887	to	$11.557	$1,098	0.97%	0.5% to 0.9%	12.86%	to	13.31%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2016	114	$12.133	to	$17.179	$1,493	0.00%	0.5% to 0.9%	1.11%	to	1.52%
2015	116	$12.000	to	$16.922	$1,514	0.00%	0.5% to 0.9%	4.42%	to	4.84%
2014	124	$11.492	to	$16.141	$1,548	0.00%	0.5% to 0.9%	6.18%	to	6.61%
2013	139	$10.823	to	$15.140	$1,627	0.00%	0.5% to 0.9%	29.71%	to	30.23%
2012	147	$8.344	to	$11.626	$1,320	0.00%	0.5% to 0.9%	10.21%	to	10.66%

36

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2016	80	$20.859	to	$31.127	$1,781	0.00%	0.5% to 0.9%	17.95%	to	18.42%
2015	87	$17.685	to	$26.286	$1,649	0.00%	0.5% to 0.9%	8.83%	to	9.27%
2014	95	$16.250	to	$24.056	$1,643	0.00%	0.5% to 0.9%	24.00%	to	24.50%
2013	105	$13.105	to	$19.323	$1,464	0.00%	0.5% to 0.9%	24.36%	to	24.85%
2012	111	$10.538	to	$15.477	$1,257	0.00%	0.5% to 0.9%	6.07%	to	6.49%

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)
2016	68	$32.633	to	$34.463	$2,255	0.00%	0.5% to 0.9%	12.64%	to	13.09%
2015	68	$28.970	to	$30.473	$2,016	0.00%	0.5% to 0.9%	-4.17%	to	-3.78%
2014	70	$30.230	to	$31.671	$2,152	0.00%	0.5% to 0.9%	4.84%	to	5.26%
2013	70	$28.835	to	$30.089	$2,062	0.00%	0.5% to 0.9%	46.89%	to	47.48%
2012	70	$19.630	to	$20.402	$1,395	0.00%	0.5% to 0.9%	16.65%	to	17.12%

Fidelity® VIP Contrafund® Portfolio - Service Class 2
2016	58	$16.582	to	$17.237	$969	0.66%	0.5% to 0.9%	6.76%	to	7.20%
2015	54	$15.532	to	$16.080	$849	0.82%	0.5% to 0.9%	-0.48%	to	-0.09%
2014	53	$15.607	to	$16.094	$839	0.74%	0.5% to 0.9%	10.65%	to	11.10%
2013	55	$14.105	to	$14.486	$783	0.86%	0.5% to 0.9%	29.78%	to	30.30%
2012	55	$10.868	to	$11.118	$599	1.12%	0.5% to 0.9%	15.09%	to	15.56%

Fidelity® VIP Freedom Income Portfolio - Service Class 2
2016	5	$12.602	to	$13.099	$61	1.31%	0.5% to 0.9%	3.24%	to	3.65%
2015	5	$-	to	$12.502	$56	1.62%	0.5% to 0.9%	-1.46%	to	0.00%
2014	5	$12.388	to	$12.774	$57	1.27%	0.5% to 0.9%	2.61%	to	3.02%
2013	5	$12.073	to	$12.399	$56	1.19%	0.5% to 0.9%	4.27%	to	4.68%
2012	6	$11.579	to	$11.844	$65	0.71%	0.5% to 0.9%	5.30%	to	5.73%

Fidelity® VIP Freedom 2010 Portfolio - Service Class 2
2016	10	$13.605	to	$14.142	$133	1.29%	0.5% to 0.9%	4.28%	to	4.70%
2015	10	$-	to	$13.361	$130	1.60%	0.5% to 0.9%	-1.42%	to	0.00%
2014	10	$13.234	to	$13.647	$138	1.41%	0.5% to 0.9%	3.28%	to	3.69%
2013	11	$12.814	to	$13.161	$138	1.72%	0.5% to 0.9%	12.18%	to	12.63%
2012	2	$11.423	to	$11.685	$18	1.81%	0.5% to 0.9%	10.58%	to	11.02%

Fidelity® VIP Freedom 2015 Portfolio - Service Class 2
2016	1	$13.600	to	$14.136	$16	1.06%	0.5% to 0.9%	4.63%	to	5.05%
2015	2	$-	to	$13.312	$32	1.56%	0.5% to 0.9%	-1.40%	to	0.00%
2014	3	$13.182	to	$13.593	$40	1.33%	0.5% to 0.9%	3.52%	to	3.93%
2013	4	$12.734	to	$13.079	$45	0.82%	0.5% to 0.9%	13.08%	to	13.54%
2012	8	$11.261	to	$11.519	$92	1.36%	0.5% to 0.9%	10.90%	to	11.34%

Fidelity® VIP Freedom 2020 Portfolio - Service Class 2
2016	10	$13.395	to	$13.923	$137	1.27%	0.5% to 0.9%	4.85%	to	5.27%
2015	11	$-	to	$13.226	$140	1.60%	0.5% to 0.9%	-1.34%	to	0.00%
2014	11	$12.949	to	$13.353	$142	1.44%	0.5% to 0.9%	3.66%	to	4.08%
2013	11	$12.492	to	$12.830	$138	1.47%	0.5% to 0.9%	14.60%	to	15.06%
2012	13	$10.901	to	$11.151	$140	1.48%	0.5% to 0.9%	12.05%	to	12.50%

Fidelity® VIP Freedom 2025 Portfolio - Service Class 2
2016	8	$13.932	to	$14.481	$114	1.20%	0.5% to 0.9%	5.04%	to	5.45%
2015	9	$13.264	to	$13.732	$126	1.41%	0.5% to 0.9%	-1.40%	to	-1.00%
2014	11	$13.452	to	$13.871	$150	1.53%	0.5% to 0.9%	3.92%	to	4.33%
2013	10	$12.945	to	$13.295	$128	1.65%	0.5% to 0.9%	18.64%	to	19.12%
2012	10	$10.911	to	$11.162	$111	1.62%	0.5% to 0.9%	13.76%	to	14.22%

Fidelity® VIP Freedom 2030 Portfolio - Service Class 2
2016	12	$13.534	to	$14.067	$158	1.20%	0.5% to 0.9%	5.42%	to	5.84%
2015	12	$-	to	$13.291	$160	1.51%	0.5% to 0.9%	-1.42%	to	0.00%
2014	12	$13.023	to	$13.429	$154	1.30%	0.5% to 0.9%	3.81%	to	4.22%
2013	12	$12.545	to	$12.885	$156	1.59%	0.5% to 0.9%	20.32%	to	20.80%
2012	12	$10.427	to	$10.666	$130	1.92%	0.5% to 0.9%	14.14%	to	14.60%

Fidelity® VIP Freedom 2035 Portfolio - Service Class 2
2016	1	$15.685	to	$16.109	$15	1.18%	0.5% to 0.9%	5.57%	to	5.99%
2015	1	$-	to	$14.858	$14	1.43%	0.5% to 0.9%	-1.40%	to	0.00%
2014	1	$15.069	to	$15.353	$13	0.81%	0.5% to 0.9%	3.71%	to	4.13%
2013	1	$14.530	to	$14.744	$19	1.60%	0.5% to 0.9%	23.38%	to	23.88%
2012	1	$11.776	to	$11.902	$14	4.37%	0.5% to 0.9%	15.56%	to	16.03%

Fidelity® VIP Freedom 2040 Portfolio - Service Class 2
2016	1	$15.761	to	$16.187	$15	1.35%	0.5% to 0.9%	5.57%	to	5.99%
2015	1	$-	to	$14.929	$10	1.01%	0.5% to 0.9%	-1.38%	to	0.00%
2014	1	$15.138	to	$15.424	$15	1.46%	0.5% to 0.9%	3.76%	to	4.17%
2013	1	$14.590	to	$14.806	$12	1.64%	0.5% to 0.9%	23.87%	to	24.36%
2012	1	$11.779	to	$11.905	$7	16.76%	0.5% to 0.9%	15.59%	to	16.06%

37

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Fidelity® VIP Freedom 2045 Portfolio - Service Class 2
2016	3	$15.855	to	$16.283	$53	1.28%	0.5% to 0.9%	5.61%	to	6.02%
2015	3	$-	to	$15.013	$40	1.72%	0.5% to 0.9%	-1.42%	to	0.00%
2014	2	$15.230	to	$15.517	$30	2.67%	0.5% to 0.9%	3.74%	to	4.15%
2013	1	$14.681	to	$14.898	$9	1.77%	0.5% to 0.9%	24.64%	to	25.14%
2012	-	$11.779	to	$11.905	$5	2.23%	0.5% to 0.9%	15.96%	to	16.43%

Fidelity® VIP Freedom 2050 Portfolio - Service Class 2
2016	3	$15.883	to	$16.312	$54	1.41%	0.5% to 0.9%	5.61%	to	6.03%
2015	3	$-	to	$15.040	$41	1.41%	0.5% to 0.9%	-1.47%	to	0.00%
2014	2	$15.264	to	$15.552	$38	1.20%	0.5% to 0.9%	3.77%	to	4.19%
2013	2	$14.709	to	$14.926	$34	1.42%	0.5% to 0.9%	25.00%	to	25.50%
2012	2	$11.767	to	$11.893	$21	3.04%	0.5% to 0.9%	16.32%	to	16.79%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares[e]
2016	1	$11.131	to	$11.341	$9	1.30%	0.5% to 0.9%	5.27%	to	5.69%
2015	2	$-	to	$10.574	$16	1.03%	0.5% to 0.9%	-5.35%	to	0.00%
2014	3	$11.172	to	$11.292	$33	1.00%	0.5% to 0.9%	2.14%	to	2.55%
2013	2	$10.938	to	$11.011	$19	0.84%	0.5% to 0.9%	6.96%	to	7.39%
2012	3	$10.226	to	$10.253	$31	0.14%	0.5% to 0.9%	2.26%	to	2.53%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares[e]
2016	5	$11.339	to	$11.553	$54	1.57%	0.5% to 0.9%	5.36%	to	5.79%
2015	18	$-	to	$10.921	$194	1.48%	0.5% to 0.9%	-7.20%	to	0.00%
2014	49	$11.597	to	$11.721	$573	0.99%	0.5% to 0.9%	1.89%	to	2.30%
2013	44	$11.382	to	$11.458	$501	0.81%	0.5% to 0.9%	11.39%	to	11.83%
2012	40	$10.219	to	$10.246	$404	0.05%	0.5% to 0.9%	2.19%	to	2.46%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares[e]
2016	9	$11.072	to	$11.280	$95	1.92%	0.5% to 0.9%	4.62%	to	5.04%
2015	41	$-	to	$10.739	$429	1.37%	0.5% to 0.9%	-9.95%	to	0.00%
2014	44	$11.753	to	$11.879	$519	0.75%	0.5% to 0.9%	0.40%	to	0.81%
2013	29	$11.706	to	$11.784	$344	1.13%	0.5% to 0.9%	14.92%	to	15.38%
2012	8	$10.186	to	$10.213	$82	0.06%	0.5% to 0.9%	1.86%	to	2.13%

American Funds Global Bond Fund - Class 2[f]
2016	0	$9.546	to	$9.572	$-	0.00%	0.5% to 0.9%	-4.54%	to	-4.28%

American Funds Global Growth Fund - Class 2[f]
2016	1	$10.309	to	$10.336	$11	1.81%	0.5% to 0.9%	3.09%	to	3.36%

American Funds New World Fund - Class 2[f]
2016	0	$10.341	to	$10.369	$1	3.78%	0.5% to 0.9%	3.41%	to	3.69%

American Funds Growth-Income Fund - Class 2[f]
2016	0	$10.809	to	$10.838	$5	8.18%	0.5% to 0.9%	8.09%	to	8.38%

American Funds Capital Income Builder - Class 2[f]
2016	0	$9.948	to	$9.974	$-	0.00%	0.5% to 0.9%	-0.52%	to	-0.26%

American Funds Asset Allocation Fund - Class 2[f]
2016	0	$10.586	to	$10.614	$-	0.00%	0.5% to 0.9%	5.86%	to	6.14%

American Funds Managed Risk Growth Fund - Class P2[f]
2016	0	$10.400	to	$10.427	$4	0.76%	0.5% to 0.9%	4.00%	to	4.27%

American Funds Managed Risk International Fund - Class P2[f]
2016	1	$9.814	to	$9.840	$7	1.22%	0.5% to 0.9%	-1.86%	to	-1.60%

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[f]
2016	3	$10.555	to	$10.583	$32	2.29%	0.5% to 0.9%	5.55%	to	5.83%

American Funds Managed Risk Growth-Income Fund - Class P2[f]
2016	3	$10.433	to	$10.461	$29	1.84%	0.5% to 0.9%	4.33%	to	4.61%

American Funds Managed Risk Asset Allocation Fund - Class P2[f]
2016	38	$10.502	to	$10.530	$398	0.37%	0.5% to 0.9%	5.02%	to	5.30%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b] The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.

[c] These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d] These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2012.

[f] This portfolio was added effective May 1, 2016.

38

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31 2016, and the related statement of operations and changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the fund companies or their transfer agents.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2016, the results of their operations and changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ BKD, LLP
Kansas City, Missouri
April 25, 2017
39

The following financial statements are incorporated by reference into this Statement of Additional Information from Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-95354):
For Kansas City Life Insurance Company
•	Report of the Independent Registered Public Accounting Firm. - KPMG LLP;
•	Consolidated balance sheet as of December 31, 2015 and 2014; and
•	Related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three year period ended December 31, 2015.
For the Variable Account
•	Report of the Independent Registered Public Accounting Firm. - KPMG LLP;
•	Statement of net assets as of December 31, 2015; and
•	Related statement of operations for the period or year ended December 31, 2015, statements of changes in net assets for each of the periods or years in the two year period ended December 31, 2015, and financial highlights for each of the periods or years in the five year period ended December 31, 2015.

PART C
OTHER INFORMATION
Item 26.  Exhibits
(a)  Board of Directors Resolution.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (10)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (10)
(d)  Contracts.
(1)	Specimen Contract Form. (4)
(2)	Additional Life Insurance Rider. (4)
(3)	Guaranteed Minimum Death Benefit Rider. (4)
(4)	Other Insured Term Insurance. (4)
(5)	Temporary Life Insurance Agreement. (2)
(6)	Disability Continuance of Insurance. (2)
(7)	Disability Premium Benefit Rider. (2)
(8)	Accidental Death Benefit. (2)
(9)	Option to Increase Specified Amount. (2)
(10)	Spouse's Term Insurance. (2)
(11)	Children's Term Insurance Rider. (2)
(12)	Maturity Extension Rider. (6)
(13)	Accelerated Death Benefit/Living Benefits Rider. (3)
(14)	Lifetime Guaranteed Minimum Death Benefit Rider. (7)
(15)	Monthly Benefit Rider. (5)
(16)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (8)
(17)	Accelerated Death Benefit/Terminal Illness Rider. (8)
(18)	Designation of Death Benefit Payout Endorsement. (14)
(e)  Applications.
Application Form. (1)
1

(f)  Depositor's Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts.
Not Applicable.
(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)
(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (10)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (10)
b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (10)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (10)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (11)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (16)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (10)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (10)
(4)	Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (10)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (10)
b.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (12)
(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (11)
2

a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (11)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)
(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)
a.	Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (12)
b.	Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (15)
(8)	Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (10)
(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (10)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (10)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (10)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (10)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (10)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (10)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (10)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (10)
c.	Assignment and Assumption Agreement between Kansas City Life Insurance Company ("Kansas City Life"), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) ("Columbia"), and Columbia Funds Variable Insurance Trust. (12)
d.	Assignment and Assumption Agreement between Kansas City Life Insurance Company ("Kansas City Life"), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) ("Columbia"), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (12)
3

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (13)
(12)	Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (16)
(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (10)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (10)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (10)
(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (9)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (9)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (9)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (9)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (9)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (9)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (10)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (10)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (10)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (13)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (16)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (16)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (17)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
4

Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (17)
(2)	Consent of BKD, LLP. (17)
(3)	Consent of KPMG LLP. (17)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (4)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).
(4)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(5)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2005 (File No. 333-49000).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2006 (File No. 033-95354).
(7)  Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2006 (File No. 333-49000).
(8)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
5

(11)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(14)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2013 (File No. 333-150926).
(15) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(16)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(17)  Filed herewith.
Item 27.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
David S. Kimmel	Director
Philip A. Williams	Senior Vice President, Finance, CFO and Director
Paul J. Knoblauch	Assistant Vice President, Treasurer & Asst. Controller
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
 * The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
6

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Missouri	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Item 29.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on
7

receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this
8

Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.
The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Philip A. Williams	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kelly T. Ullom	Executive Officer/Vice President
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$134,303.69	None	N/A	N/A

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Item 31.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Management Services
All management contracts are discussed in Part A or Part B.
Item 33.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 24th day of April, 2017.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 24, 2017

/s/ Philip A. Williams Philip A. Williams	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 24, 2017

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 24, 2017

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 24, 2017

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 24, 2017

/s/ Kevin G. Barth Kevin G. Barth	Director	April 24, 2017

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 24, 2017

/s/ William R. Blessing William R. Blessing	Director	April 24, 2017

/s/ Michael Braude Michael Braude	Director	April 24, 2017

/s/ James T. Carr James T. Carr	Director	April 24, 2017

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/s/ John C. Cozad John C. Cozad	Director	April 24, 2017

/s/ Richard L. Finn Richard L. Finn	Director	April 24, 2017

/s/ David S. Kimmel David S. Kimmel	Director	April 24, 2017

/s/ Cecil R. Miller Cecil R. Miller	Director	April 24, 2017

/s/ Mark A. Milton Mark A. Milton	Director	April 24, 2017

/s/ William A. Schalekamp William A. Schalekamp	Director	April 24, 2017

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Exhibit Index
(k) Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1) Consent of Eversheds Sutherland (US) LLP.
(n)(2) Consent of BKD, LLP.
(n)(3) Consent of KPMG LLP.
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